COUSINS PROPERTIES INCORPORATED

QUARTERLY INFORMATION PACKAGE

For the Quarter Ended December 31, 2011

TABLE OF CONTENTS

Press Release	1

Consolidated Statements of Operations	5

Funds From Operations	6

Consolidated Balance Sheets	7

Key Performance Indicators	8

Funds From Operations – Summary	9

Funds From Operations – Supplemental Detail	10

Portfolio Listing	14

Same Property Performance – Leasing and Occupancy	15

Same Property Performance – Net Operating Income	16

Square Feet Expiring	17

Top 20 Tenants	18

Development Pipeline	19

Inventory of Commercial Land Held	20

Inventory of Lots and Tracts in Residential Projects	21

Debt Outstanding	22

Impairment Losses	24

Calculations and Reconciliations of Non-GAAP Financial Measures	25

Discussion of Non-GAAP Financial Measures	31

Certain matters contained in this package are forward-looking statements within the meaning of the federal securities laws and are subject to uncertainties and risks. These include, but are not limited to, availability and terms of capital and financing; national and local economic conditions; the real estate industry in general and in specific markets; the potential for recognition of additional impairments due to continued adverse market and economic conditions or changes in Company business and financial strategy; leasing risks; potential acquisitions, new investments and/or dispositions; the failure of purchase, sale or other contracts to ultimately close; the financial condition of existing tenants; rising interest and insurance rates; the availability of sufficient development or investment opportunities; environmental matters; the financial condition and liquidity of, or disputes with, joint venture partners; any failure to comply with debt covenants under credit agreements; any failure to continue to qualify for taxation as a real estate investment trust, risks associated with development projects and other risks detailed from time to time in the Company’s filings with the Securities and Exchange Commission, including those described in Part I, Item 1A of the Company’s Annual Report on Form 10-K for the year ended December 31, 2011. The words “believes,” “expects,” “anticipates,” “estimates,” “plans,” “may,” “intend,” “will” or similar expressions are intended to identify forward-looking statements. Although the Company believes that its plans, intentions and expectations reflected in any forward-looking statements are reasonable, the Company can give no assurance that such plans, intentions or expectations will be achieved. Such forward-looking statements are based on current expectations and speak as of the date of such statements. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of future events, new information or otherwise, except as required under U.S. federal securities laws.

CONTACT:

Gregg D. Adzema	Cameron Golden
Executive Vice President and	Director of Investor Relations and
Chief Financial Officer	Corporate Communications
(404) 407-1116	(404) 407-1984
greggadzema@cousinsproperties.com	camerongolden@cousinsproperties.com

COUSINS REPORTS RESULTS FOR

QUARTER AND YEAR ENDED DECEMBER 31, 2011

Highlights

•	Funds From Operations (FFO), before non-cash impairment charges, were $0.16 per share.

•	Purchased Promenade, a 775,000-square-foot Class A office building in midtown Atlanta.

•	Sold remaining operating industrial properties.

•	Implemented an aggressive strategy to monetize the land portfolio.

ATLANTA (February 21, 2012) – Cousins Properties Incorporated (NYSE:CUZ) today reported its results of operations for the quarter ended December 31, 2011.

“Cousins had a very strong finish to the year with solid operating results, significant leasing momentum, the sale of our remaining industrial buildings, and an attractive value creation opportunity in Promenade,” said Larry Gellerstedt, CEO of Cousins. “Consistent with our strategy to simplify our platform, we have made the decision to more aggressively monetize our land portfolio. We intend to recycle this capital into our core businesses of office, retail and opportunistic development.”

Portfolio Activity

•	Leased or renewed 266,000 square feet of office space and 122,000 square feet of retail space.

Transaction Activity

•	Purchased Promenade for $134.7 million.

•	Sold King Mill Distribution Park—Building 3 for $28.2 million.

•	Sold Lakeside Ranch Business Park—Building 20 and related undeveloped land for $44.0 million.

•	Sold 3.8 acres at North Point for $2.8 million.

•	Sold 187 residential lots, including all remaining lots at Tillman Hall and 79 of the remaining 109 lots at Creekside Oaks.

•

Subsequent to year end, entered into a contract to sell its interests in 18 residential projects held by its CL Realty and Temco joint ventures to affiliates of Forestar Group Inc., its partner in the ventures, for $23.5 million.

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191 Peachtree Street NE    —    Suite 500    —    Atlanta, Georgia 30303-1740    —    404/407-1000    —    FAX 404/407-1002

CUZ Reports Fourth Quarter Results

February 21, 2012

Financial Results

FFO was ($110.2) million, or ($1.06) per share, for the fourth quarter of 2011 compared with $10.0 million, or $0.10 per share, for the fourth quarter of 2010. FFO was ($76.9) million, or ($0.74) per share, for the year ended December 31, 2011, compared with $32.8 million, or $0.32 per share, for the same period in 2010.

FFO before non-cash impairment charges (reconciled to FFO below) was $16.1 million, or $0.16 per share, for the fourth quarter of 2011. FFO before non-cash impairment charges (reconciled to FFO below) was $53.2 million, or $0.51 per share, for the year ended December 31, 2011.

Net loss available to common stockholders was ($129.0) million, or ($1.24) per share, for the fourth quarter of 2011 compared with net loss available of ($8.9) million, or ($0.09) per share, for the fourth quarter of 2010. Net loss available was ($141.3) million, or ($1.36) per share, for the year ended December 31, 2011, compared with ($27.5) million, or ($0.27) per share, for the same period in 2010.

Impairment Charges

The Company recently made the decision to more aggressively liquidate most of its commercial and residential land holdings, as well as certain non-core operating assets. The capital generated from these sales will be re-deployed into high-quality income producing assets. The accelerated sales, when completed, will eliminate approximately $5 million in annual carry costs, over $100 million in remaining capital commitments, and leave the Company with a more focused platform. Furthermore, the assets to be monetized are encumbered by only $2.1 million of debt, enabling the Company to recycle the vast majority of the proceeds into new investments.

As a result of this change, the Company recorded non-cash impairment charges of $126.3 million, or $1.22 per share, on certain commercial and residential land holdings and pre-development assets, and $7.6 million, or $0.07 per share, on operating properties in the fourth quarter of 2011. For the year ended December 31, 2011, the Company incurred $130.1 million in impairment charges, or $1.25 per share, on commercial and residential land holdings, pre-development assets and other investments and $7.6 million of such charges, or $0.07 per share, on operating properties.

With respect to the non-cash impairment charges discussed above, the Company recorded $104.3 million and $107.8 million for the quarter and year ended December 31, 2011, respectively, in the caption “Impairment Losses” on its statements of operations. The Company recorded $937,000 in the caption “Other Expenses” on its statements of operations. The Company recorded $28.1 million and $28.4 million, for the quarter and year ended December 31, 2011, respectively, within its unconsolidated joint ventures in the caption “Equity in Net Income from Unconsolidated Joint Ventures” on its statements of operations. The Company recorded $608,000 in the caption “Impairment Loss on Investment in Unconsolidated Joint Ventures” on its statements of operations.

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CUZ Reports Fourth Quarter Results

February 21, 2012

	Three Months Ended December 31, 2011		Year Ended December 31, 2011
	($000)	Per Share	($000)	Per Share
FFO Before Non-Cash Impairment Charges	$16,111	$0.16	$53,196	$0.51
Commercial and Residential Land Impairment Losses	(125,376)	(1.21)	(125,626)	(1.21)
Predevelopment Asset Write-off	(937)	(0.01)	(937)	(0.01)
Investment in Verde Realty, LLC Impairment Loss	—	—	(3,508)	(0.03)

FFO	$(110,202)	$(1.06)	$(76,875)	$(0.74)

Investor Conference Call and Webcast

The Company will conduct a conference call at 11:00 a.m. (Eastern Time) on Wednesday, February 22, 2012, to discuss the results of the quarter ended December 31, 2011. The number to call for this interactive teleconference is (212) 271-4651.

A replay of the conference call will be available for 14 days by dialing (402) 977-9140 and entering the passcode 21575231. The replay can be accessed on the Company’s website, www.cousinsproperties.com, through the “Q4 2011 Cousins Properties Incorporated Earnings Conference Call” link on the Investor Relations page.

Cousins Properties Incorporated is a leading diversified real estate company with extensive experience in development, acquisition, financing, management and leasing. Based in Atlanta, the Company actively invests in office and retail projects. Since its founding in 1958, Cousins has developed 20 million square feet of office space, 20 million square feet of retail space, more than 3,500 multi-family units and more than 60 single-family neighborhoods. The Company is a fully integrated equity real estate investment trust (REIT) and trades on the New York Stock Exchange under the symbol CUZ. For more, please visit www.cousinsproperties.com.

The Consolidated Statements of Operations, Consolidated Balance Sheets and a schedule entitled Funds From Operations, which reconciles Net Income (Loss) Available to FFO, are attached to this press release. More detailed information on Net Income (Loss) Available and FFO results is included in the “Net Income and Funds From Operations – Supplemental Detail” schedule, which is included along with other supplemental information in the Company’s Current Report on Form 8-K, which the Company is furnishing to the Securities and Exchange Commission (“SEC”), and, which can be viewed through the “Supplemental Information” and “SEC Filings” links on the “Investor Information & Filings” link of the Investor Relations page of the Company’s website at www.cousinsproperties.com. This information may also be obtained by calling the Company’s Investor Relations Department at (404) 407-1984.

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CUZ Reports Fourth Quarter Results

February 21, 2012

Certain matters discussed in this news release are forward-looking statements within the meaning of the federal securities laws and are subject to uncertainties and risk. These include, but are not limited to, availability and terms of capital and financing; national and local economic conditions; the real estate industry in general and in specific markets; the potential for recognition of additional impairments due to continued adverse market and economic conditions or changes in Company business and financial strategy; leasing risks; potential acquisitions, new investments and/or dispositions; the failure of purchase, sale or other contracts to ultimately close; the financial condition of existing tenants; competition from other developers or investors; the risks associated with real estate development and acquisitions; the availability of buyers and adequate pricing if the Company intends to liquidate certain assets; rising interest and insurance rates; the availability of sufficient development or investment opportunities; environmental matters; the financial condition and liquidity of, or disputes with, joint venture partners; any failure to comply with debt covenants under credit agreements; any failure to continue to qualify for taxation as a real estate investment trust and other risks detailed from time to time in the Company’s filings with the Securities and Exchange Commission, including those described in Part I, Item 1A of the Company’s Annual Report on Form 10-K for the year ended December 31, 2011. The words “believes,” “expects,” “anticipates,” “estimates,” “plans,” “may,” “intend,” “will” or similar expressions are intended to identify forward-looking statements. Although the Company believes that its plans, intentions and expectations reflected in any forward-looking statement are reasonable, the Company can give no assurance that such plans, intentions or expectations will be achieved. Such forward-looking statements are based on current expectations and speak as of the date of such statements. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of future events, new information or otherwise, except as required under U.S. federal securities laws.

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COUSINS PROPERTIES INCORPORATED AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited, in thousands, except per share amounts)

	Three Months Ended December 31,		Years Ended December 31,
	2011	2010	2011	2010
REVENUES:
Rental property revenues	$35,136	$32,917	$135,573	$130,522
Fee income	3,092	3,206	13,821	14,444
Third party management and leasing revenues	5,268	4,973	19,359	18,976
Multi-family residential unit sales	—	9,716	4,664	34,442
Residential lot and outparcel sales	2,605	1,178	3,015	15,943
Other	515	689	2,032	1,229

	46,616	52,679	178,464	215,556

COSTS AND EXPENSES:
Rental property operating expenses	14,143	12,649	55,918	53,750
Third party management and leasing expenses	4,171	4,099	16,585	17,393
Multi-family residential unit cost of sales	—	7,749	2,487	27,017
Residential lot and outparcel cost of sales	2,588	779	2,891	10,699
General and administrative expenses	6,338	7,565	24,166	28,517
Interest expense	6,281	8,411	27,784	37,180
Reimbursed expenses	1,459	1,648	6,208	6,297
Depreciation and amortization	13,559	16,000	50,174	53,313
Impairment losses	104,255	1,968	107,763	2,554
Separation expenses	4	742	197	1,045
Other	2,112	(357)	4,436	4,416

	154,910	61,253	298,609	242,181

LOSS ON EXTINGUISHMENT OF DEBT AND INTEREST RATE SWAPS	—	—	(74)	(9,827)

LOSS FROM CONTINUING OPERATIONS BEFORE TAXES, UNCONSOLIDATED JOINT VENTURES AND SALE OF INVESTMENT PROPERTIES	(108,294)	(8,574)	(120,219)	(36,452)

(PROVISION) BENEFIT FOR INCOME TAXES FROM OPERATIONS	(31)	(28)	186	1,079

INCOME (LOSS) FROM UNCONSOLIDATED JOINT VENTURES:
Equity in net income (loss) from unconsolidated joint ventures	(25,159)	2,000	(17,691)	9,493
Impairment loss on investment in unconsolidated joint ventures	(608)	—	(608)	—

	(25,767)	2,000	(18,299)	9,493

LOSS FROM CONTINUING OPERATIONS BEFORE GAIN ON SALE OF INVESTMENT PROPERTIES	(134,092)	(6,602)	(138,332)	(25,880)

GAIN ON SALE OF INVESTMENT PROPERTIES	3,317	63	3,494	1,938

LOSS FROM CONTINUING OPERATIONS	(130,775)	(6,539)	(134,838)	(23,942)

INCOME FROM DISCONTINUED OPERATIONS:
Income from discontinued operations	467	916	2,852	4,683
Gain on sale of investment properties	6,082	654	8,519	7,226

	6,549	1,570	11,371	11,909

NET LOSS	(124,226)	(4,969)	(123,467)	(12,033)

NET INCOME ATTRIBUTABLE TO NONCONTROLLING INTERESTS	(1,504)	(734)	(4,958)	(2,540)

NET LOSS ATTRIBUTABLE TO CONTROLLING INTEREST	(125,730)	(5,703)	(128,425)	(14,573)

DIVIDENDS TO PREFERRED STOCKHOLDERS	(3,227)	(3,227)	(12,907)	(12,907)

NET LOSS AVAILABLE TO COMMON STOCKHOLDERS	$(128,957)	$(8,930)	$(141,332)	$(27,480)

PER COMMON SHARE INFORMATION - BASIC AND DILUTED:
Loss from continuing operations attributable to controlling interest	$(1.31)	$(0.10)	$(1.47)	$(0.39)
Income from discontinued operations	0.06	0.02	0.11	0.12

Net loss available to common stockholders	$(1.24)	$(0.09)	$(1.36)	$(0.27)

WEIGHTED AVERAGE SHARES - BASIC AND DILUTED	103,712	102,761	103,651	101,440

COUSINS PROPERTIES INCORPORATED AND SUBSIDIARIES

FUNDS FROM OPERATIONS

(Unaudited, in thousands, except per share amounts)

	Three Months Ended		Years Ended
	December 31,		December 31,
	2011	2010	2011	2010
Net Loss Available to Common Stockholders	$(128,957)	$(8,930)	$(141,332)	$(27,480)
Depreciation and amortization:
Consolidated properties	13,559	16,000	50,174	53,313
Discontinued properties	219	1,501	3,887	6,643
Share of unconsolidated joint ventures	2,566	2,586	10,356	9,683
Depreciation of non-real estate assets:
Consolidated properties	(365)	(414)	(1,688)	(1,884)
Discontinued properties	—	—	—	(5)
Share of unconsolidated joint ventures	(5)	(5)	(20)	(22)
Impairment loss on depreciable investment property	7,632	—	7,632	—
Gain on sale of investment properties:
Consolidated properties	(3,317)	(63)	(3,494)	(1,938)
Discontinued properties, net of noncontrolling interests	(4,792)	(654)	(5,648)	(7,226)
Share of unconsolidated joint ventures		—		—
Gain (loss) on sale of undepreciated investment properties	3,258	(1)	3,258	1,697

Funds From Operations Available to Common Stockholders	$(110,202)	$10,020	$(76,875)	$32,781

Per Common Share - Basic and Diluted:
Net Loss Available	$(1.24)	$(.09)	$(1.36)	$(.27)

Funds From Operations	$(1.06)	$.10	$(.74)	$.32

Weighted Average Shares - Basic	103,712	102,761	103,651	101,440

Weighted Average Shares - Diluted	103,712	102,761	103,655	101,440

The table above shows Funds From Operations Available to Common Stockholders (“FFO”) and the related reconciliation to Net Income (Loss) Available to Common Stockholders for Cousins Properties Incorporated and Subsidiaries. The Company calculated FFO in accordance with the National Association of Real Estate Investment Trusts’ (“NAREIT”) definition, which is net income (loss) available to common stockholders (computed in accordance with accounting principles generally accepted in the United States (“GAAP”)), excluding extraordinary items, cumulative effect of change in accounting principle and gains or losses from sales of depreciable property, plus depreciation and amortization of real estate assets, impairment losses on depreciable investment property and after adjustments for unconsolidated partnerships and joint ventures to reflect FFO on the same basis.

FFO is used by industry analysts and investors as a supplemental measure of an equity REIT’s operating performance. Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen or fallen with market conditions, many industry investors and analysts have considered presentation of operating results for real estate companies that use historical cost accounting to be insufficient by themselves. Thus, NAREIT created FFO as a supplemental measure of REIT operating performance that excludes historical cost depreciation, among other items, from GAAP net income. Management believes that the use of FFO, combined with the required primary GAAP presentations, has been fundamentally beneficial, improving the understanding of operating results of REITs among the investing public and making comparisons of REIT operating results more meaningful. Company management evaluates operating performance in part based on FFO. Additionally, the Company uses FFO along with other measures, to assess performance in connection with evaluating and granting incentive compensation to its officers and other key employees.

COUSINS PROPERTIES INCORPORATED AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

(in thousands, except share and per share amounts)

	December 31,
	2011	2010
	(Unaudited)
ASSETS
PROPERTIES:
Operating properties, net of accumulated depreciation of $289,473 and $274,925 in 2011 and 2010, respectively	$884,652	$898,119
Projects under development	11,325	—
Land held for investment	54,132	123,879
Residential lots	13,195	63,403
Other	637	2,994

Total properties	963,941	1,088,395

CASH AND CASH EQUIVALENTS	4,858	7,599
RESTRICTED CASH	4,929	15,521
NOTES AND OTHER RECEIVABLES, net of allowance for doubtful accounts of $5,100 and $6,287 in 2011 and 2010, respectively	48,500	48,395
INVESTMENT IN UNCONSOLIDATED JOINT VENTURES	160,587	167,108
OTHER ASSETS	52,720	44,264

TOTAL ASSETS	$1,235,535	$1,371,282

LIABILITIES AND EQUITY
NOTES PAYABLE	$539,442	$509,509
ACCOUNTS PAYABLE AND ACCRUED LIABILITIES	36,075	32,388
DEFERRED GAIN	3,980	4,216
DEPOSITS AND DEFERRED INCOME	15,880	18,029

TOTAL LIABILITIES	595,377	564,142

COMMITMENTS AND CONTINGENT LIABILITIES

REDEEMABLE NONCONTROLLING INTERESTS	2,763	14,289

STOCKHOLDERS’ INVESTMENT:
Preferred stock, 20,000,000 shares authorized, $1 par value:
7.75% Series A cumulative redeemable preferred stock, $25 liquidation preference; 2,993,090 shares issued and outstanding in 2011 and 2010	74,827	74,827
7.50% Series B cumulative redeemable preferred stock, $25 liquidation preference; 3,791,000 shares issued and outstanding in 2011 and 2010	94,775	94,775
Common stock, $1 par value, 250,000,000 shares authorized, 107,272,078 and 106,961,959 shares issued in 2011 and 2010, respectively	107,272	106,962
Additional paid-in capital	687,835	684,551
Treasury stock at cost, 3,570,082 shares in 2011 and 2010	(86,840)	(86,840)
Distributions in excess of cumulative net income	(274,177)	(114,196)

TOTAL STOCKHOLDERS’ INVESTMENT	603,692	760,079

Nonredeemable noncontrolling interests	33,703	32,772

TOTAL EQUITY	637,395	792,851

TOTAL LIABILITIES AND EQUITY	$1,235,535	$1,371,282

COUSINS PROPERTIES INCORPORATED

KEY PERFORMANCE INDICATORS

	2009	2010 1st	2010 2nd	2010 3rd	2010 4th	2010	2011 1st	2011 2nd	2011 3rd	2011 4th	2011
Property Statistics
Number of Operating Properties	38	38	38	38	41	41	40	40	39	38	38
Rentable Square Feet (in thousands)	14,113	14,078	14,078	13,869	14,156	14,156	13,747	13,749	13,342	12,572	12,572
Acres of Commercial Land (Company share)	569	539	479	482	510	510	510	510	506	418	418
Acres of Residential Land (Company share)	4,962	4,962	4,959	4,959	4,829	4,829	4,831	4,228	4,228	4,596	4,596
Number of Residential Lots Remaining to be Sold (Company Share)	4,632	4,594	4,559	4,531	3,684	3,684	3,667	3,632	3,600	2,687	2,687

Leverage Ratios (1)
Debt/Total Market Capitalization	46%	44%	46%	42%	40%	40%	39%	39%	45%	46%	46%
Debt/Total Undepreciated Assets	38%	38%	36%	34%	35%	35%	34%	34%	33%	37%	37%
Debt + Preferred/Total Market Capitalization	56%	53%	57%	53%	50%	50%	49%	48%	57%	57%	57%
Debt + Preferred/Total Undepreciated Assets	47%	46%	45%	43%	43%	43%	43%	43%	42%	46%	46%

Coverage Ratios (1)
Interest Coverage	1.92	2.61	2.26	2.40	2.89	2.53	2.76	2.74	3.28	3.65	3.08
Fixed Charges Coverage	1.40	1.89	1.66	1.63	1.97	1.78	1.76	1.71	2.02	2.14	1.90
Debt/Annualized EBITDA	9.03	6.95	7.28	7.03	6.13	6.13	6.88	7.11	6.09	6.45	6.45

Dividend Ratios (1)
FFO Payout Ratio	-46%	64%	115%	1034%	92%	111%	57%	43%	33%	-4%	-24%
FFO Before Certain Charges Payout Ratio	105%	61%	87%	89%	61%	72%	40%	42%	32%	29%	35%
FAD Payout Ratio	-40%	80%	215%	-201%	176%	226%	133%	297%	94%	-4%	-17%
FAD Before Certain Charges Payout Ratio	159%	76%	134%	187%	88%	107%	66%	246%	92%	51%	80%

Operations Ratios (1)
General and Administrative Expenses/Revenues Including Discontinued Operations	11.6%	11.5%	12.3%	11.7%	13.9%	12.3%	15.1%	13.5%	9.0%	13.3%	12.7%
Annualized General and Administrative Expenses/Total Undepreciated Assets	1.3%	1.6%	1.3%	1.3%	1.6%	1.6%	1.5%	1.3%	0.9%	1.3%	1.3%

(1)	See calculations and reconciliations of Non-GAAP financial measures.

COUSINS PROPERTIES INCORPORATED

FUNDS FROM OPERATIONS - SUMMARY (1)

($ in thousands, except per share)

	2009	2010 1st	2010 2nd	2010 3rd	2010 4th	2010	2011 1st	2011 2nd	2011 3rd	2011 4th	2011
NET OPERATING INCOME
OFFICE	69,279	17,676	17,920	17,764	19,432	72,792	18,608	18,780	18,848	19,151	75,387
RETAIL	31,909	8,727	8,714	7,234	7,054	31,729	8,430	7,443	7,672	8,038	31,583
INDUSTRIAL	1,568	533	615	1,092	1,385	3,625	1,050	911	907	714	3,582
OTHER	26	18	59	15	4	96	1	—	—	—	1

TOTAL NET OPERATING INCOME	102,782	26,954	27,308	26,105	27,875	108,242	28,089	27,134	27,427	27,903	110,553

SALES LESS COST OF SALES
MULTI-FAMILY RESIDENTIAL	5,327	2,293	1,880	1,612	2,113	7,898	2,174	53	(2)	25	2,250
RESIDENTIAL LOTS	1,012	650	499	478	819	2,446	226	398	519	504	1,647
TRACTS AND OUTPARCEL	3,366	5,422	1,104	(3)	3,533	10,056	70	27	167	3,325	3,589
OTHER INVESTMENT PROPERTY	58	—	—	—	—	—	—	—	—	—	—

TOTAL SALES LESS COST OF SALES	9,763	8,365	3,483	2,087	6,465	20,400	2,470	478	684	3,854	7,486

FEE INCOME	11,840	3,544	3,728	3,966	3,205	14,443	3,385	3,435	3,909	3,092	13,821
THIRD PARTY MANAGEMENT AND LEASING REVENUES	21,966	4,794	4,485	4,724	4,974	18,977	4,088	4,605	5,398	5,268	19,359
OTHER INCOME	3,100	151	190	277	694	1,312	571	644	448	541	2,204

TOTAL FEE AND OTHER INCOME	36,906	8,489	8,403	8,967	8,873	34,732	8,044	8,684	9,755	8,901	35,384
THIRD PARTY MANAGEMENT AND LEASING EXPENSES	(17,878)	(4,958)	(4,214)	(4,122)	(4,099)	(17,393)	(4,093)	(4,080)	(4,241)	(4,171)	(16,585)
REIMBURSED EXPENSES	(5,378)	(1,859)	(1,398)	(1,392)	(1,648)	(6,297)	(1,512)	(1,371)	(1,866)	(1,459)	(6,208)
SEPARATION EXPENSES	(3,257)	(68)	(33)	(202)	(742)	(1,045)	(101)	(77)	(15)	(4)	(197)
GENERAL AND ADMINISTRATIVE EXPENSES	(26,198)	(8,017)	(6,763)	(6,172)	(7,565)	(28,517)	(7,400)	(6,133)	(4,295)	(6,338)	(24,166)
GAIN (LOSS) ON DEBT EXTINGUISHMENT AND INTEREST RATE SWAP	9,732	(592)	—	(9,235)	—	(9,827)	—	—	(74)	—	(74)
INTEREST EXPENSE	(45,328)	(10,680)	(11,233)	(9,889)	(9,630)	(41,432)	(8,736)	(8,505)	(7,813)	(7,461)	(32,515)
IMPAIRMENT LOSSES	(115,752)	—	(586)	—	(5,714)	(6,300)	(3,508)	(250)	—	(125,376)	(129,134)
OTHER EXPENSES	(16,674)	(996)	(3,363)	(1,563)	(121)	(6,043)	(1,400)	(1,353)	(1,814)	(2,423)	(6,990)
INCOME TAX (PROVISION) BENEFIT	(4,341)	1,146	(14)	(25)	(28)	1,079	64	(27)	180	(31)	186
DEPRECIATION AND AMORTIZATION OF NON-REAL ESTATE ASSETS	(3,428)	(577)	(468)	(447)	(419)	(1,911)	(568)	(377)	(393)	(370)	(1,708)
PREFERRED STOCK DIVIDENDS	(12,907)	(3,227)	(3,227)	(3,226)	(3,227)	(12,907)	(3,227)	(3,227)	(3,226)	(3,227)	(12,907)

FFO	(91,960)	13,980	7,895	886	10,020	32,781	8,122	10,896	14,309	(110,202)	(76,875)
WEIGHTED AVERAGE SHARES - BASIC	65,495	100,069	101,001	101,893	102,761	101,440	103,515	103,659	103,715	103,712	103,651
WEIGHTED AVERAGE SHARES - DILUTED	65,495	100,069	101,001	101,893	102,761	101,440	103,530	103,684	103,718	103,712	103,655
FFO PER SHARE- BASIC AND DILUTED	(1.40)	0.14	0.08	0.01	0.10	0.32	0.08	0.11	0.14	(1.06)	(0.74)

(1)	Amounts may differ slightly from actual results due to rounding.

COUSINS PROPERTIES INCORPORATED

FUNDS FROM OPERATIONS - SUPPLEMENTAL DETAIL (1)

(in thousands, except per share amounts and percentages)

	2009	2010 1st	2010 2nd	2010 3rd	2010 4th	2010	2011 1st	2011 2nd	2011 3rd	2011 4th	2011
NET OPERATING INCOME
OFFICE:
CONSOLIDATED PROPERTIES :
TERMINUS 100	14,491	3,720	3,731	3,635	3,695	14,781	4,015	3,897	3,669	3,956	15,537
191 PEACHTREE TOWER	7,190	2,945	2,895	2,982	4,295	13,117	3,228	3,238	3,641	3,937	14,044
THE AMERICAN CANCER SOCIETY CENTER	13,062	2,675	2,736	2,796	2,611	10,818	2,771	2,995	2,927	2,878	11,571
MERIDIAN MARK PLAZA	3,822	917	924	910	935	3,686	895	946	1,021	1,001	3,863
LAKESHORE PARK PLAZA	2,186	561	521	527	594	2,203	546	505	490	558	2,099
THE POINTS AT WATERVIEW	2,050	460	540	447	480	1,927	415	423	523	463	1,824
555 NORTH POINT CENTER EAST	2,063	482	539	505	512	2,038	506	448	406	418	1,778
333 NORTH POINT CENTER EAST	1,606	417	415	422	419	1,673	419	456	375	389	1,639
200 NORTH POINT CENTER EAST	1,685	406	422	352	395	1,575	438	420	374	359	1,591
100 NORTH POINT CENTER EAST	1,391	319	459	373	373	1,524	307	373	346	329	1,355
600 UNIVERSITY PARK PLACE	1,553	418	349	322	437	1,526	182	300	352	355	1,189
INHIBITEX	896	224	222	225	225	896	225	224	224	224	897
PROMENADE	—	—	—	—	—	—	—	—	—	693	693
GALLERIA 75	261	55	87	63	114	319	132	127	107	147	513
COSMOPOLITAN CENTER	554	115	126	110	164	515	106	95	(76)	(24)	101
OTHER	—	—	—	—	—	—	—	(4)	(3)	—	(7)

SUBTOTAL - OFFICE CONSOLIDATED	52,810	13,714	13,966	13,669	15,249	56,598	14,185	14,443	14,376	15,683	58,687
JOINT VENTURE PROPERTIES :
PALISADES WEST	4,968	1,215	1,240	1,223	1,334	5,012	1,511	1,512	1,511	1,536	6,070
EMORY UNIVERSITY HOSPITAL MIDTOWN MEDICAL OFFICE TOWER	3,615	894	904	963	918	3,679	933	992	960	937	3,822
TEN PEACHTREE PLACE	2,185	571	583	582	578	2,314	602	448	495	486	2,031
GATEWAY VILLAGE (2)	1,208	302	302	302	302	1,208	302	302	302	302	1,208
TERMINUS 200	68	16	12	19	15	62	14	67	140	242	463
PRESBYTERIAN MEDICAL PLAZA	58	—	(60)	50	29	19	14	15	18	14	61
OTHER	(53)	(22)	6	(18)	(18)	(52)	(19)	(14)	(20)	(10)	(63)

SUBTOTAL - OFFICE JOINT VENTURE	12,050	2,976	2,987	3,121	3,158	12,242	3,357	3,322	3,406	3,507	13,592
DISCONTINUED OPERATIONS :
ONE GEORGIA CENTER	4,305	1,029	1,025	1,027	1,020	4,101	1,067	1,009	1,071	(39)	3,108
8995 WESTSIDE PARKWAY	114	(43)	(58)	(53)	5	(149)	(1)	—	(5)	—	(6)
OTHER	—	—	—	—	—	—	—	6	—	—	6

SUBTOTAL - OFFICE DISCONTINUED	4,419	986	967	974	1,025	3,952	1,066	1,015	1,066	(39)	3,108
TOTAL - OFFICE NET OPERATING INCOME	69,279	17,676	17,920	17,764	19,432	72,792	18,608	18,780	18,848	19,151	75,387

COUSINS PROPERTIES INCORPORATED

FUNDS FROM OPERATIONS - SUPPLEMENTAL DETAIL (1)

(in thousands, except per share amounts and percentages)

	2009	2010 1st	2010 2nd	2010 3rd	2010 4th	2010	2011 1st	2011 2nd	2011 3rd	2011 4th	2011
RETAIL:
CONSOLIDATED PROPERTIES :
THE AVENUE FORSYTH	3,697	1,588	1,458	1,638	1,551	6,235	2,166	1,684	1,907	2,019	7,776
THE AVENUE WEBB GIN	5,583	1,484	1,214	1,307	1,290	5,295	1,463	1,322	1,239	1,251	5,275
THE AVENUE COLLIERVILLE	4,800	1,082	1,503	1,396	1,257	5,238	1,254	1,023	970	1,163	4,410
TIFFANY SPRINGS MARKETCENTER	3,329	741	817	835	918	3,311	856	875	901	875	3,507
OTHER	—	—	—	—	—	—	—	(3)	(1)	1	(3)

SUBTOTAL - RETAIL CONSOLIDATED	17,409	4,895	4,992	5,176	5,016	20,079	5,739	4,901	5,016	5,309	20,965
JOINT VENTURE PROPERTIES :
THE AVENUE MURFREESBORO	3,995	1,071	1,117	1,082	1,135	4,405	1,175	1,153	1,140	1,224	4,692
CW INVESTMENTS (3)	—	—	—	—	—	—	594	594	612	610	2,410
THE AVENUE EAST COBB	626	154	161	167	152	634	144	163	150	112	569
THE AVENUE WEST COBB	497	130	105	125	133	493	135	134	142	148	559
GREENBRIER MARKETCENTER	543	142	136	138	135	551	142	141	132	135	550
NORTH POINT MARKETCENTER	409	85	133	129	146	493	138	121	132	141	532
THE AVENUE VIERA	578	146	131	110	116	503	128	129	128	134	519
THE AVENUE PEACHTREE CITY	454	117	106	118	96	437	106	99	103	102	410
LOS ALTOS MARKETCENTER	205	56	40	52	72	220	84	10	60	67	221
VIERA MARKETCENTER	205	48	50	51	52	201	49	53	49	55	206
OTHER	—	—	—	—	—	—	—	(1)	(1)	—	(2)

SUBTOTAL - RETAIL JOINT VENTURE	7,512	1,949	1,979	1,972	2,037	7,937	2,695	2,596	2,647	2,728	10,666
DISCONTINUED OPERATIONS :
SAN JOSE MARKETCENTER	6,988	1,883	1,743	86	1	3,713	(4)	(54)	9	1	(48)

SUBTOTAL - RETAIL DISCONTINUED	6,988	1,883	1,743	86	1	3,713	(4)	(54)	9	1	(48)
TOTAL - RETAIL NET OPERATING INCOME	31,909	8,727	8,714	7,234	7,054	31,729	8,430	7,443	7,672	8,038	31,583
INDUSTRIAL DISCONTINUED OPERATIONS:
KING MILL DISTRIBUTION PARK - BUILDING 3	1,047	339	418	470	558	1,785	537	529	534	429	2,029
LAKESIDE RANCH BUSINESS PARK - BUILDING 20	727	247	263	360	395	1,265	372	382	373	285	1,412
JEFFERSON MILL BUSINESS PARK - BUILDING A	(206)	(53)	(66)	262	432	575	141	—	—	—	141

SUBTOTAL - INDUSTRIAL DISCONTINUED	1,568	533	615	1,092	1,385	3,625	1,050	911	907	714	3,582
TOTAL - INDUSTRIAL NET OPERATING INCOME	1,568	533	615	1,092	1,385	3,625	1,050	911	907	714	3,582
OTHER DISCONTINUED OPERATIONS NET OPERATING INCOME	(4)	—	—	—	—	—	—	—	—	—	—
OTHER CONSOLIDATED NET OPERATING INCOME	30	18	59	15	4	96	1	—	—	—	1

TOTAL NET OPERATING INCOME	102,782	26,954	27,308	26,105	27,875	108,242	28,089	27,134	27,427	27,903	110,553

COUSINS PROPERTIES INCORPORATED

FUNDS FROM OPERATIONS - SUPPLEMENTAL DETAIL (1)

(in thousands, except per share amounts and percentages)

	2009	2010 1st	2010 2nd	2010 3rd	2010 4th	2010	2011 1st	2011 2nd	2011 3rd	2011 4th	2011
SALES LESS COST OF SALES
MULTI-FAMILY SALES LESS COST OF SALES - CONSOLIDATED	5,212	2,176	1,835	1,447	1,967	7,425	2,157	20	—	—	2,177
MULTI-FAMILY SALES LESS COST OF SALES - JOINT VENTURES	115	117	45	165	146	473	17	33	(2)	25	73

SUBTOTAL - MULTI-FAMILY SALES LESS COST OF SALES	5,327	2,293	1,880	1,612	2,113	7,898	2,174	53	(2)	25	2,250
LOT SALES LESS COST OF SALES - CONSOLIDATED	481	130	41	81	322	574	46	4	7	17	74
LOT SALES LESS COST OF SALES - JOINT VENTURES	531	520	458	397	497	1,872	180	394	512	487	1,573

SUBTOTAL - LOT SALES LESS COST OF SALES	1,012	650	499	478	819	2,446	226	398	519	504	1,647
TRACT SALES LESS COST OF SALES - CONSOLIDATED	1,185	697	1,002	(1)	(1)	1,697	—	—	—	3,258	3,258
TRACT SALES LESS COST OF SALES - JOINT VENTURES	264	46	102	2	3,457	3,607	20	27	167	67	281
OUTPARCEL SALES LESS COST OF SALES - CONSOLIDATED	1,917	4,593	—	—	77	4,670	50	—	—	—	50
OUTPARCEL SALES LESS COST OF SALES - JOINT VENTURES	—	86	—	(4)	—	82	—	—	—	—	—

SUBTOTAL - TRACT AND OUTPARCEL SALES LESS COST OF SALES	3,366	5,422	1,104	(3)	3,533	10,056	70	27	167	3,325	3,589
OTHER INVESTMENT PROPERTY LESS COST OF SALES - CONSOLIDATED	58	—	—	—	—	—	—	—	—	—	—

TOTAL SALES LESS COST OF SALES	9,763	8,365	3,483	2,087	6,465	20,400	2,470	478	684	3,854	7,486
FEE INCOME

DEVELOPMENT FEES	2,317	356	493	663	501	2,013	532	612	994	712	2,850
MANAGEMENT FEES (4)	8,729	2,748	2,199	2,230	2,485	9,662	2,377	2,176	2,198	2,106	8,857
LEASING & OTHER FEES	794	440	1,036	1,073	219	2,768	476	647	717	274	2,114

TOTAL - FEE INCOME	11,840	3,544	3,728	3,966	3,205	14,443	3,385	3,435	3,909	3,092	13,821
THIRD PARTY MANAGEMENT AND LEASING REVENUES
DEVELOPMENT FEES	1,042	249	285	293	412	1,239	249	271	266	588	1,374
MANAGEMENT FEES (4)	15,914	3,690	3,437	3,239	3,173	13,539	3,359	3,341	3,136	3,226	13,062
LEASING & OTHER FEES	5,010	855	763	1,192	1,389	4,199	480	993	1,996	1,454	4,923

TOTAL - THIRD PARTY MANAGEMENT AND LEASING REVENUES	21,966	4,794	4,485	4,724	4,974	18,977	4,088	4,605	5,398	5,268	19,359
OTHER INCOME

TERMINATION FEES	1,792	35	33	47	447	562	452	369	368	437	1,626
INTEREST AND OTHER INCOME - CONTINUING OPERATIONS	1,255	116	138	219	242	715	119	187	80	94	480
INTEREST AND OTHER INCOME - DISCONTINUED OPERATIONS	53	—	19	11	5	35	—	88	—	10	98

TOTAL INTEREST INCOME & OTHER	3,100	151	190	277	694	1,312	571	644	448	541	2,204
TOTAL FEE AND OTHER INCOME	36,906	8,489	8,403	8,967	8,873	34,732	8,044	8,684	9,755	8,901	35,384
THIRD PARTY MANAGEMENT AND LEASING EXPENSES	(17,878)	(4,958)	(4,214)	(4,122)	(4,099)	(17,393)	(4,093)	(4,080)	(4,241)	(4,171)	(16,585)
REIMBURSED EXPENSES	(5,378)	(1,859)	(1,398)	(1,392)	(1,648)	(6,297)	(1,512)	(1,371)	(1,866)	(1,459)	(6,208)
SEPARATION EXPENSES	(3,257)	(68)	(33)	(202)	(742)	(1,045)	(101)	(77)	(15)	(4)	(197)
GENERAL AND ADMINISTRATIVE EXPENSES	(26,198)	(8,017)	(6,763)	(6,172)	(7,565)	(28,517)	(7,400)	(6,133)	(4,295)	(6,338)	(24,166)
GAIN (LOSS) ON DEBT EXTINGUISHMENT AND INTEREST RATE SWAP	9,732	(592)	—	(9,235)	—	(9,827)	—	—	(74)	—	(74)

COUSINS PROPERTIES INCORPORATED

FUNDS FROM OPERATIONS - SUPPLEMENTAL DETAIL (1)

(in thousands, except per share amounts and percentages)

	2009	2010 1st	2010 2nd	2010 3rd	2010 4th	2010	2011 1st	2011 2nd	2011 3rd	2011 4th	2011
INTEREST EXPENSE
CONSOLIDATED DEBT:
THE AMERICAN CANCER SOCIETY CENTER	(8,982)	(2,215)	(2,240)	(2,263)	(2,264)	(8,982)	(2,215)	(2,240)	(2,264)	(2,260)	(8,979)
TERMINUS 100	(11,208)	(2,802)	(2,802)	(2,802)	(2,729)	(11,135)	(1,842)	(1,835)	(1,829)	(1,822)	(7,328)
CREDIT FACILITY, UNSECURED (LIBOR + 1.75% to 2.25%)	(8,599)	(1,037)	(1,277)	(1,528)	(1,393)	(5,235)	(1,475)	(1,480)	(1,665)	(1,585)	(6,205)
MERIDIAN MARK PLAZA	(1,886)	(465)	(462)	(425)	(411)	(1,763)	(409)	(408)	(407)	(406)	(1,630)
THE POINTS AT WATERVIEW	(1,007)	(248)	(247)	(245)	(243)	(983)	(242)	(240)	(239)	(237)	(958)
333 & 555 NORTH POINT CENTER EAST	(1,966)	(482)	(479)	(475)	(470)	(1,906)	(471)	(317)	—	—	(788)
100 NORTH POINT CENTER EAST	(681)	(170)	(170)	(170)	(169)	(679)	(169)	(168)	(167)	(167)	(671)
200 NORTH POINT CENTER EAST	(681)	(170)	(170)	(170)	(169)	(679)	(169)	(168)	(167)	(167)	(671)
600 UNIVERSITY PARK PLACE	(950)	(235)	(234)	(232)	(232)	(933)	(230)	(229)	(100)	—	(559)
LAKESHORE PARK PLAZA	(1,132)	(280)	(278)	(278)	(276)	(1,112)	(275)	(273)	—	—	(548)
OTHER	(1,945)	(61)	(61)	(58)	(55)	(235)	(47)	—	—	—	(47)
UNSECURED TERM LOAN (LIBOR + 0.70% to 1.20%)	(6,092)	(1,616)	(1,866)	(56)	—	(3,538)	—	—	—	—	—
CAPITALIZED	3,736	—	—	—	—	—	—	—	237	363	600

SUBTOTAL - CONSOLIDATED	(41,393)	(9,781)	(10,286)	(8,702)	(8,411)	(37,180)	(7,544)	(7,358)	(6,601)	(6,281)	(27,784)

JOINT VENTURE DEBT :
THE AVENUE MURFREESBORO	(861)	(197)	(251)	(489)	(472)	(1,409)	(458)	(417)	(484)	(453)	(1,812)
EMORY UNIVERSITY HOSPITAL MIDTOWN MEDICAL OFFICE TOWER	(1,501)	(371)	(369)	(367)	(365)	(1,472)	(364)	(361)	(359)	(357)	(1,441)
TEN PEACHTREE PLACE	(766)	(189)	(189)	(188)	(186)	(752)	(184)	(183)	(182)	(181)	(730)
TERMINUS 200	—	—	(3)	(34)	(118)	(155)	(89)	(93)	(98)	(113)	(393)
THE AVENUE EAST COBB	(339)	(84)	(83)	(57)	(22)	(246)	(49)	(49)	(49)	(49)	(196)
TEMCO ASSOCIATES	(122)	(26)	(27)	(27)	(29)	(109)	(26)	(26)	(25)	(21)	(98)
CL REALTY	(215)	(32)	(25)	(25)	(27)	(109)	(22)	(18)	(15)	(6)	(61)
OTHER	(130)	—	—	—	—	—	—	—	—	—	—

SUBTOTAL - JOINT VENTURE	(3,934)	(899)	(947)	(1,187)	(1,219)	(4,252)	(1,192)	(1,147)	(1,212)	(1,180)	(4,731)

TOTAL INTEREST EXPENSE	(45,328)	(10,680)	(11,233)	(9,889)	(9,630)	(41,432)	(8,736)	(8,505)	(7,813)	(7,461)	(32,515)

IMPAIRMENT LOSSES
IMPAIRMENT LOSS - CONSOLIDATED	(40,512)	—	(586)	—	(1,968)	(2,554)	(3,508)	—	—	(96,623)	(100,131)
IMPAIRMENT LOSS - OTHER	(24,182)	—	—	—	(3,746)	(3,746)	—	—	—	—	—
IMPAIRMENT LOSS - JOINT VENTURE INVESTMENTS	(51,058)	—	—	—	—	—	—	(250)	—	(28,753)	(29,003)

TOTAL - IMPAIRMENT LOSSES	(115,752)	—	(586)	—	(5,714)	(6,300)	(3,508)	(250)	—	(125,376)	(129,134)

OTHER EXPENSES
PROPERTY TAXES & OTHER HOLDING COSTS	(4,830)	(825)	(834)	(805)	(694)	(3,158)	(803)	(555)	(522)	(514)	(2,394)
PREDEVELOPMENT & OTHER	(8,313)	(37)	(2,168)	(104)	1,051	(1,258)	(59)	(117)	(266)	(1,600)	(2,042)
NONCONTROLLING INTERESTS	(2,252)	(526)	(584)	(696)	(734)	(2,540)	(581)	(681)	(613)	(212)	(2,087)
OTHER - JOINT VENTURE	(1,279)	393	223	42	256	914	43	—	(413)	(97)	(467)

TOTAL - OTHER EXPENSES	(16,674)	(995)	(3,363)	(1,563)	(121)	(6,042)	(1,400)	(1,353)	(1,814)	(2,423)	(6,990)

INCOME TAX (PROVISION) BENEFIT	(4,341)	1,146	(14)	(25)	(28)	1,079	64	(27)	180	(31)	186

DEPRECIATION AND AMORTIZATION OF NON-REAL ESTATE ASSETS
CONSOLIDATED	(3,366)	(567)	(462)	(441)	(414)	(1,884)	(563)	(372)	(388)	(365)	(1,688)
DISCONTINUED OPERATIONS	(16)	(4)	(1)	—	—	(5)	—	—	—	—	—
SHARE OF UNCONSOLIDATED JOINT VENTURES	(46)	(6)	(6)	(5)	(5)	(22)	(5)	(5)	(5)	(5)	(20)

TOTAL - NON-REAL ESTATE DEPRECIATION AND AMORTIZATION	(3,428)	(577)	(469)	(446)	(419)	(1,911)	(568)	(377)	(393)	(370)	(1,708)

PREFERRED STOCK DIVIDENDS	(12,907)	(3,227)	(3,227)	(3,226)	(3,227)	(12,907)	(3,227)	(3,227)	(3,226)	(3,227)	(12,907)

FFO	(91,960)	13,980	7,895	886	10,020	32,781	8,122	10,896	14,309	(110,202)	(76,875)
WEIGHTED AVERAGE SHARES - BASIC	65,495	100,069	101,001	101,893	102,761	101,440	103,515	103,659	103,715	103,712	103,651
WEIGHTED AVERAGE SHARES - DILUTED	65,495	100,069	101,001	101,893	102,761	101,440	103,530	103,684	103,718	103,712	103,655
FFO PER SHARE - BASIC AND DILUTED	(1.40)	0.14	0.08	0.01	0.10	0.32	0.08	0.11	0.14	(1.06)	(0.74)

(1)	Amounts may differ slightly from actual results due to rounding.
(2)	The Company receives an 11.46% current return on its $10.4 million investment in Gateway Village. Upon liquidation of the venture, the Company will receive up to an 17% internal rate of return on its investment.
(3)	The Company receives a 16.00% current return on its $13.9 million investment in CW Investments. CW Investments has an investment in four retail properties: Mt. Juliet Village, The Shops of Lee Village, Creek Plantation Village and Highland City Town Center.
(4)	Management Fees include reimbursements from third parties and joint ventures.

COUSINS PROPERTIES INCORPORATED

PORTFOLIO LISTING

OPERATING PROPERTIES

As of and For the Three Months ended December 31, 2011

				Company Share
Property Description	Metropolitan Area	Rentable Square Feet	Company’s Ownership Interest	Percent Leased	% of Total Net Operating Income	Property Level Debt ($000)
I. OFFICE PROPERTIES
Terminus 100	Atlanta	655,000	100.00%	97%	14%	138,194
191 Peachtree Tower	Atlanta	1,221,000	100.00%	82%	14%	—
The American Cancer Society Center	Atlanta	996,000	100.00%	83%	11%	135,650
Meridian Mark Plaza	Atlanta	160,000	100.00%	97%	4%	26,554
Promenade	Atlanta	775,000	100.00%	63%	3%	—
Emory University Hospital Midtown Medical Office Tower	Atlanta	358,000	50.00%	100%	3%	23,816
555 North Point Center East	Atlanta	152,000	100.00%	93%	2%	—
Ten Peachtree Place (1)	Atlanta	260,000	50.00%	100%	2%	13,096
333 North Point Center East	Atlanta	130,000	100.00%	98%	1%	—
200 North Point Center East	Atlanta	130,000	100.00%	88%	1%	12,239
100 North Point Center East	Atlanta	128,000	100.00%	84%	1%	12,239
Inhibitex	Atlanta	51,000	100.00%	100%	1%	—
Terminus 200 (1)	Atlanta	566,000	20.00%	87%	1%	13,712
Galleria 75	Atlanta	111,000	100.00%	91%	1%	—
Cosmopolitan Center	Atlanta	51,000	100.00%	94%	0%	—

GEORGIA		5,744,000		84%	59%	375,500

Palisades West	Austin	373,000	50.00%	99%	5%	—
The Points at Waterview	Dallas	203,000	100.00%	88%	2%	16,135

TEXAS		576,000		93%	7%	16,135

Lakeshore Park Plaza (2)	Birmingham	197,000	100.00%	95%	2%	—
600 University Park Place (2)	Birmingham	123,000	100.00%	93%	1%	—

ALABAMA		320,000		94%	3%	—

Gateway Village (1)	Charlotte	1,065,000	50.00%	100%	1%	41,548
Presbyterian Medical Plaza	Charlotte	69,000	11.50%	84%	0%	—

NORTH CAROLINA		1,134,000		100%	1%	41,548

TOTAL OFFICE PROPERTIES		7,774,000		87%	70%	433,183

II. RETAIL PROPERTIES
The Avenue Forsyth (2)	Atlanta	524,000	100.00%	89%	7%	—
The Avenue Webb Gin	Atlanta	322,000	100.00%	91%	5%	—
The Avenue West Cobb	Atlanta	256,000	11.50%	96%	1%	—
North Point MarketCenter	Atlanta	401,000	10.32%	100%	1%	—
The Avenue East Cobb	Atlanta	230,000	11.50%	86%	0%	4,144
The Avenue Peachtree City	Atlanta	183,000	11.50%	89%	0%	—

GEORGIA		1,916,000		90%	14%	4,144

The Avenue Murfreesboro	Nashville	751,000	50.00%	88%	5%	49,461
The Avenue Collierville (2)	Memphis	511,000	100.00%	88%	4%	—
Mt. Juliet Village (1)	Nashville	91,000	50.50%	80%	1%	3,106
The Shops of Lee Village (1)	Nashville	74,000	50.50%	83%	1%	2,803
Creek Plantation Village (1)	Chattanooga	78,000	50.50%	93%	0%	3,129

TENNESSEE		1,505,000		87%	11%	58,499

Tiffany Springs MarketCenter (2)	Kansas City	238,000	100.00%	83%	3%	—

MISSOURI		238,000		83%	3%	—

Highland City Town Center (1)	Lakeland	96,000	50.50%	87%	1%	5,389
The Avenue Viera	Viera	332,000	11.50%	97%	0%	—
Viera MarketCenter	Viera	178,000	11.50%	94%	0%	—

FLORIDA		606,000		92%	1%	5,389

Greenbrier MarketCenter	Chesapeake	376,000	10.32%	100%	1%	—

VIRGINIA		376,000		100%	1%	—

Los Altos MarketCenter	Long Beach	157,000	10.32%	100%	0%	—

CALIFORNIA		157,000		100%	0%	—

TOTAL RETAIL PROPERTIES		4,798,000		89%	30%	68,032

TOTAL PORTFOLIO		12,572,000		87%	100%	501,215

(1)	This property is owned through a joint venture with a third party who has contributed equity, but the equity ownership and the allocation of the results of operations and/or gain on sale may be disproportionate.
(2)	This property is shown as 100% as it is owned through a consolidated joint venture. The joint venture is with a third party who has contributed equity and the joint venture partner may receive distributions from the venture in connection with its equity ownership.

COUSINS PROPERTIES INCORPORATED

SAME PROPERTY PERFORMANCE

LEASING AND OCCUPANCY

	Company Share
Property Description	Percent Leased 4Q10	Percent Leased 3Q 11	Percent Leased 4Q11	Weighted Average Occupancy 4Q 10 (1)	Weighted Average Occupancy 3Q 11 (1)	Weighted Average Occupancy 4Q 11 (1)
I. OFFICE PROPERTIES
Terminus 100	95%	97%	97%	93%	97%	97%
191 Peachtree Tower	79%	80%	82%	75%	79%	79%
The American Cancer Society Center	95%	91%	83%	86%	91%	86%
Meridian Mark Plaza	97%	97%	97%	91%	97%	97%
Emory University Hospital Midtown Medical Office Tower	100%	100%	100%	97%	100%	100%
555 North Point Center East	98%	98%	93%	97%	98%	99%
Ten Peachtree Place (2)	94%	100%	100%	94%	99%	99%
333 North Point Center East	98%	98%	98%	95%	98%	98%
200 North Point Center East	100%	88%	88%	100%	96%	88%
100 North Point Center East	94%	89%	84%	96%	93%	89%
Inhibitex	100%	100%	100%	100%	100%	100%
Galleria 75	67%	71%	91%	67%	68%	77%
Cosmopolitan Center	93%	94%	94%	92%	89%	94%

GEORGIA	90%	89%	88%	86%	89%	88%

Palisades West	97%	99%	99%	79%	97%	99%
The Points at Waterview	88%	84%	88%	87%	84%	86%

TEXAS	92%	91%	93%	83%	90%	92%

Lakeshore Park Plaza (3)	94%	95%	95%	95%	90%	96%
600 University Park Place (3)	86%	89%	93%	90%	80%	92%

ALABAMA	91%	93%	94%	93%	86%	94%

Gateway Village (2)	100%	100%	100%	100%	100%	100%
Presbyterian Medical Plaza	78%	84%	84%	78%	78%	78%

NORTH CAROLINA	100%	100%	100%	100%	100%	100%

TOTAL OFFICE PROPERTIES	91%	91%	90%	87%	90%	90%

II. RETAIL PROPERTIES
The Avenue Forsyth (3)	81%	91%	89%	75%	72%	84%
The Avenue Webb Gin	88%	91%	91%	84%	89%	89%
The Avenue West Cobb	95%	97%	96%	97%	97%	98%
North Point MarketCenter	99%	100%	100%	98%	91%	91%
The Avenue East Cobb	98%	85%	86%	96%	89%	78%
The Avenue Peachtree City	89%	93%	89%	91%	91%	90%

GEORGIA	85%	91%	90%	85%	85%	92%

The Avenue Murfreesboro	86%	87%	88%	84%	86%	86%
The Avenue Collierville (3)	88%	88%	88%	90%	88%	88%

TENNESSEE	87%	88%	88%	88%	87%	87%

Tiffany Springs MarketCenter (3)	82%	83%	83%	80%	83%	83%

MISSOURI	82%	83%	83%	80%	83%	83%

The Avenue Viera	93%	96%	97%	90%	96%	97%
Viera MarketCenter	96%	99%	94%	98%	96%	96%

FLORIDA	94%	97%	96%	93%	96%	97%

Greenbrier MarketCenter	100%	100%	100%	100%	100%	100%

VIRGINIA	100%	100%	100%	100%	100%	100%

Los Altos MarketCenter	100%	100%	100%	89%	87%	98%

CALIFORNIA	100%	100%	100%	89%	87%	98%

TOTAL RETAIL PROPERTIES	86%	89%	89%	86%	86%	89%

TOTAL PORTFOLIO	90%	90%	90%	87%	89%	90%

(1)	Weighted average occupancy represents an average of the square footage occupied at the property during the quarter.
(2)	This property is owned through a joint venture with a third party who has contributed equity, but the equity ownership and the allocation of the results of operations and/or gain on sale may be disproportionate.
(3)	This property is shown as 100% as it is owned through a consolidated joint venture. The joint venture is with a third party who has contributed equity and the joint venture partner may receive distributions from the venture in connection with its equity ownership.

COUSINS PROPERTIES INCORPORATED

SAME PROPERTY PERFORMANCE (1)

NET OPERATING INCOME

($ in thousands)

	Three Months Ended			Q4 ’11 vs Q4 ’10 % Change	Q4 ’11 vs Q3 ’11 % Change
	December 31, 2011	December 31, 2010	September 30, 2011
Rental Property Revenues (2)
Office	29,642	28,770	30,598	3.0%	-3.1%
Retail	11,131	11,151	10,912	-0.2%	2.0%

Total Rental Property Revenues	40,774	39,921	41,510	2.1%	-1.8%

Rental Property Operating Expenses (2)
Office	11,353	10,541	12,854	7.7%	-11.7%
Retail	3,704	4,097	3,859	-9.6%	-4.0%

Total Rental Property Operating Expenses	15,056	14,638	16,714	2.9%	-9.9%

Same Property Net Operating Income
Office	18,290	18,229	17,744	0.3%	3.1%
Retail	7,427	7,053	7,053	5.3%	5.3%

Total Same Property Net Operating Income	25,717	25,283	24,796	1.7%	3.7%

	Three Months Ended			Q4 ’11 vs Q4 ’10 % Change	Q4 ’11 vs Q3 ’11 % Change
	December 31, 2011	December 31, 2010	September 30, 2011
Cash Basis Same Property Net Operating Income (3)
Office	16,264	16,878	14,910	-3.6%	9.1%
Retail	7,261	6,703	6,882	8.3%	5.5%

Total Cash Basis Same Property Net Operating Income	23,525	23,581	21,792	-0.2%	8.0%

	Year Ended
	December 31,
	2011	2010	% Change
Rental Property Revenues (2)
Office	119,088	115,418	3.2%
Retail	43,806	42,659	2.7%

Total Rental Property Revenues	162,894	158,077	3.0%

Rental Property Operating Expenses
Office	47,991	47,075	1.9%
Retail	14,979	14,642	2.3%

Total Rental Property Operating Expenses	62,970	61,717	2.0%

Same Property Net Operating Income
Office	71,097	68,343	4.0%
Retail	28,827	28,017	2.9%

Total Same Property Net Operating Income	99,924	96,360	3.7%

	Year Ended
	December 31,
	2011	2010	% Change
Cash Basis Same Property Net Operating Income (3)
Office	62,069	63,164	-1.7%
Retail	27,944	26,831	4.1%

Total Cash Basis Same Property Net Operating Income	90,013	89,995	0.0%

(1)	Same Properties include those office and retail properties that were operational on January 1, 2010, excluding properties subsequently sold.
(2)	Rental Property Revenues and Expenses includes results for the Company and its share of unconsolidated joint ventures.
(3)	Cash Basis Same Property Net Operating Income includes that of the Company and its share of unconsolidated joint ventures. It represents Net Operating Income excluding straight-line rents, amortization of lease inducements and amortization of acquired above and below market rents.

COUSINS PROPERTIES INCORPORATED

SQUARE FEET EXPIRING

As of December 31, 2011

OFFICE

As of December 31, 2011, the Company’s office portfolio included 21 commercial office buildings. The weighted average remaining lease term of these office buildings was approximately seven years as of December 31, 2011. Most of the major tenant leases in these buildings provide for pass through of operating expenses and contractual rents which escalate over time. The leases expire as follows:

	2012	2013	2014	2015	2016	2017	2018	2019	2020	2021 & Thereafter	Total
Company Share
Square Feet Expiring	217,735	346,284	234,657	498,898	815,404	530,964	340,448	295,599	236,122	1,888,600	5,404,711
% of Leased Space	4%	6%	4%	9%	15%	10%	6%	6%	5%	35%	100%
Annual Contractual Rent ($000’s) (1)	$3,495	$7,603	$4,839	$10,993	$16,918	$13,618	$9,478	$7,236	$6,197	$47,319	$127,696
Annual Contractual Rent/Sq. Ft. (1)	$16.05	$21.96	$20.62	$22.04	$20.75	$25.65	$27.84	$24.48	$26.25	$25.06	$23.63

RETAIL

As of December 31, 2011, the Company’s retail portfolio included 17 retail properties. The weighted average remaining lease term of these retail properties was approximately eight years as of December 31, 2011. Most of the major tenant leases in these retail properties provide for pass through of operating expenses and contractual rents which escalate over time. The leases expire as follows:

	2012	2013	2014	2015	2016	2017	2018	2019	2020	2021 & Thereafter	Total
Company Share
Square Feet Expiring (2)	127,262	71,185	96,825	99,422	278,960	145,676	328,597	325,956	92,130	536,430	2,102,443
% of Leased Space	6%	3%	5%	5%	13%	7%	16%	15%	4%	26%	100%
Annual Contractual Rent ($000’s) (1)	$2,084	$1,721	$2,013	$2,236	$6,376	$3,402	$7,367	$6,943	$1,364	$6,398	$39,904
Annual Contractual Rent/Sq. Ft. (1)	$16.37	$24.18	$20.79	$22.49	$22.86	$23.36	$22.42	$21.30	$14.81	$11.93	$18.98

(1)	Annual Contractual Rent shown is the estimated rate in the year of expiration. It includes the minimum contractual rent paid by the tenant which, in most of the office leases, includes a base year of operating expenses.
(2)	Certain leases contain termination options, with or without penalty, if co-tenancy clauses or sales volume levels are not achieved. The expiration date per the lease is used for these leases in the above table, although early termination is possible.

COUSINS PROPERTIES INCORPORATED

TOP 20 TENANTS

As of December 31, 2011

Tenant (1)	Product Type	Company Share of Annualized Base Rent (2)	Average Remaining Lease Term (Years)
1. Deloitte & Touche	Office	4.3%	12.4
2. Smith, Gambrell & Russell, LLP	Office	3.4%	9.5
3. American Cancer Society	Office	3.2%	10.5
4. Internap Network Services	Office	2.3%	8.3
5. US South Communications	Office	2.3%	10.0
6. tvsdesign	Office	2.0%	4.3
7. AGL Services Company	Office	2.0%	14.6
8. Dimensional Fund Advisors	Office	1.9%	11.8
9. MedAssets Net Revenue Systems, LLC	Office	1.9%	3.2
10. Morgan Stanley	Office	1.7%	6.8
11. CB Richard Ellis, Inc.	Office	1.5%	7.5
12. Bank of America (3)	Office	1.4%	4.9
13. Emory University	Office	1.4%	5.2
14. Northside Hospital	Office	1.3%	3.0
15. Bombardier Aerospace Corporation	Office	1.2%	11.2
16. Georgia Lottery Corporation	Office	1.2%	11.5
17. Wells Fargo Bank, N.A.	Office	1.2%	4.3
18. Cumulus Media, Inc.	Office	1.2%	5.9
19. Premiere Global Services, Inc.	Office	1.2%	6.7
20. Barnes & Noble	Retail	1.1%	5.3

		37.6%	8.5

(1)	In some cases, the actual tenant may be an affiliate of the entity shown.
(2)	Annualized Base Rent represents the annualized minimum rent paid by the tenant as of the date of this report. If the tenant is in a free rent period as of the date of this report, Annualized Base Rent represents the annualized minimum contractual rent the tenant will pay in the first month it is required to pay rent.
(3)	The Company’s economic exposure for this tenant is limited to a fixed return through a joint venture arrangement.

NOTE:	This schedule includes tenants whose leases have commenced and/or have taken occupancy. Leases that have been signed but have not commenced are excluded from this schedule.

COUSINS PROPERTIES INCORPORATED

DEVELOPMENT PIPELINE (1)

As of December 31, 2011

($ in thousands)

Project	Metropolitan Area	Company’s Ownership Interest		Estimated Project Cost (2)	Project Cost Incurred to Date	Number of Apartment Units/Square Feet	Percent Leased	Estimated Opening (3)	Estimated Stabilization (4)
Emory Point (Phase I)	Atlanta, GA	75%		$102,300	$33,789
Apartments						443	N/A	3Q 12	2Q 14
Retail						80,000	38%	4Q 12	2Q 13

Mahan Village	Tallahassee, FL	100	% (5)	$25,800	$11,325
Retail						147,000	79%	4Q 12	3Q 14

(1)	This schedule shows projects currently under active development through the point of stabilization. Amounts included in the estimated project cost column represent the estimated costs of the project through stabilization. Significant estimation is required to derive these costs and the final costs may differ from these estimates. The projected dates for opening and stabilization are also estimates and are subject to change as the project proceeds through the development process.
(2)	Amount represents 100% of the estimated project cost. The projects are being funded with a combination of equity from the partners and $61.1 million and $15 million construction loans for Emory Point and Mahan Village, respectively. The projects will be funded by equity contributions until the partners have contributed their required equity amounts. All subsequent funding is expected to come from the construction loans. As of December 31, 2011, $1,000 was outstanding under each construction loan.
(3)	Estimated opening represents the quarter within which the Company estimates the first retail space to be open for operations and the quarter the Company estimates the first apartment unit to be occupied.
(4)	Estimated stabilization represents the quarter within which the Company estimates it will achieve 95% economic occupancy on the retail space and 93% on the apartments.
(5)	Company’s ownership interest is shown at 100% as Mahan Village is owned in a joint venture which is consolidated with the Company. The partner is entitled to a share of the cashflows after the Company’s capital is recovered.

COUSINS PROPERTIES INCORPORATED

INVENTORY OF COMMERCIAL LAND HELD

As of December 31, 2011

Property Description	Metropolitan Area	Company’s Ownership Interest	Developable Land Area (Acres)
Jefferson Mill Business Park	Atlanta	100.00%	117
King Mill Distribution Park	Atlanta	100.00%	86
Wildwood Office Park	Atlanta	50.00%	36
North Point	Atlanta	100.00%	29
Wildwood Office Park	Atlanta	100.00%	23
The Avenue Forsyth-Adjacent Land (1)	Atlanta	100.00%	11
North Point	Atlanta	100.00%	9
The Avenue Forsyth-Outparcels (2)	Atlanta	100.00%	6
Terminus	Atlanta	100.00%	4
615 Peachtree Street	Atlanta	100.00%	2
The Avenue Webb Gin -Outparcels (2)	Atlanta	100.00%	2
549 / 555 / 557 Peachtree Street	Atlanta	100.00%	1

Georgia			326

Round Rock Land	Austin	100.00%	60
Research Park V	Austin	100.00%	6

Texas			66

The Shops of Lee Village-Outparcels (2) (3)	Nashville	50.50%	6
The Avenue Murfreesboro-Outparcels (2) (3)	Nashville	50.00%	5
The Avenue Collierville-Outparcels (2) (3)	Memphis	100.00%	4

Tennessee			15

Tiffany Springs MarketCenter-Outparcels (2)	Kansas City	100.00%	12

Missouri			12

Highland City Town Center -Outparcels (2) (3)	Lakeland	50.50%	56

Florida			56

TOTAL COMMERCIAL LAND HELD			475

COMPANY’S SHARE OF TOTAL			424

COST BASIS OF COMMERCIAL LAND HELD			$91,982

COMPANY’S SHARE OF COST BASIS OF COMMERCIAL LAND HELD			$65,692

(1)	Land is adjacent to an existing retail center and is anticipated to either be sold to a third party or developed as an additional phase of the retail center.
(2)	Land relates to outparcels available for sale or ground lease, which are included in the basis of the related operating property.
(3)	This project is owned through a joint venture with a third party who has contributed equity, but the equity ownership and the allocation of the results of operations and/or gain on sale most likely will be disproportionate.

COUSINS PROPERTIES INCORPORATED

INVENTORY OF LOTS AND TRACTS IN RESIDENTIAL PROJECTS

As of December 31, 2011

	Metropolitan Area	Company’s Ownership Interest	Lots			Tracts (2)
Description			Estimated to be Developed (1)	Total Sold	Remaining to be Sold	Sold since Inception	Remaining
The Georgian (4)	Atlanta	37.50%	1,341	289	1,052	—	—
Callaway Gardens (3) (5)	Pine Mountain	100.00%	559	31	528	—	—
Seven Hills (4)	Atlanta	50.00%	1,093	644	449	1,070	65
The Lakes at Cedar Grove	Atlanta	100.00%	906	727	179	—	—
Blalock Lakes (5)	Atlanta	100.00%	154	21	133	—	1,205
West Park (4)	Atlanta	50.00%	84	21	63	—	—
Longleaf at Callaway (5)	Pine Mountain	100.00%	138	125	13	—	—
River’s Call	Atlanta	100.00%	107	95	12	—	—
Harris Place (4)	Atlanta	50.00%	27	18	9	—	—
Bentwater (4)	Atlanta	50.00%	1,676	1,673	3	—	—
Paulding County	Atlanta	50.00%	—	—	—	783	5,712

Georgia			6,085	3,644	2,441	1,853	6,982

Long Meadow Farms (4)	Houston	18.75%	1,795	858	937	133	192
Summer Lakes (4)	Houston	50.00%	1,130	405	725	56	—
Southern Trails (4)	Houston	40.00%	1,036	497	539	114	—
Waterford Park (4)	Houston	50.00%	210	—	210	—	90
Summer Creek Ranch (4)	Dallas/Fort Worth	50.00%	983	806	177	624	149
Village Park North (4)	Dallas/Fort Worth	50.00%	189	73	116	23	—
Stonewall Estates (4)	San Antonio	25.00%	388	280	108	—	—
Bar C Ranch (4)	Dallas/Fort Worth	50.00%	332	279	53	—	171
Village Park (4)	Dallas/Fort Worth	50.00%	421	373	48	3	35
Stillwater Canyon (4)	Dallas/Fort Worth	50.00%	231	225	6	—	33
Padre Island	Corpus Christi	50.00%	—	—	—	—	15

Texas			6,715	3,796	2,919	953	685

Manatee River Plantation (4)	Tampa/St. Petersburg	50.00%	457	348	109	—	—
Creekside Oaks (4)	Tampa/St. Petersburg	50.00%	301	251	50	—	—
Bridle Path Estates (4)	Tampa/St. Petersburg	50.00%	—	—	—	—	439

Florida			758	599	159	—	439

TOTAL LOTS AND TRACTS IN RESIDENTIAL PROJECTS			13,558	8,039	5,519	2,806	8,106

COMPANY’S SHARE OF TOTAL			6,782	4,095	2,687	1,350	4,596

COST BASIS OF LOTS AND TRACTS IN RESIDENTIAL PROJECTS			—	—	—	—	$94,746

COMPANY’S SHARE OF COST BASIS OF LOTS AND TRACTS IN RESIDENTIAL PROJECTS			—	—	—	—	$50,241

(1)	This estimate represents the total projected development capacity for a development on owned land currently anticipated to be developed as lots if a development project progresses. The lot numbers shown include lots currently developed or which may be developed over time, based on management’s current estimates, and lots sold to date from inception of development.
(2)	Tracts represents acres of land that may be sold to third parties in large tracts for residential or commercial development.
(3)	Company’s ownership interest is shown at 100% as Callaway Gardens is owned in a joint venture which is consolidated with the Company. The partner is entitled to a share of the profits after the Company’s capital is recovered.
(4)	These projects are under contract to be sold by CL Realty or Temco to the Company’s partner in CL Realty and Temco.
(5)	All lots at Longleaf at Callaway and certain lots at Callaway Gardens and Blalock Lakes are sold to a homebuilding venture, of which the Company is a joint venture partner. As a result of this relationship, the Company defers some or all profits until houses are built and sold, rather than at the time lots are sold, as is the case with the Company’s other residential developments.

COUSINS PROPERTIES INCORPORATED

DEBT OUTSTANDING

As of December 31, 2011

($ in thousands)

	Company’s Ownership Interest		Rate End of Quarter		Maturity Date									Company’s Share Recourse (1)
							Company’s Share of Debt Maturities and Principal Payments
Description (Interest Rate Base, if not fixed)							2012	2013	2014	2015	2016	Thereafter	Total
CONSOLIDATED DEBT
Floating Rate Debt
Credit Facility, Unsecured (LIBOR + 1.75%-2.25%; $350mm facility) (2)	100.00%		2.30%		8/29/2012		198,250	—	—	—	—	—	198,250	198,250
Mahan Village (LIBOR + 1.65%; $15mm facility)	100.00	%(3)	3.25	%(4)	9/12/2014	(5)	—	—	1	—	—	—	1	1

Total Floating Rate Debt							198,250	—	1	—	—	—	198,251	198,251

Fixed Rate Debt
100/200 North Point Center East	100.00%		5.39%		6/1/2012		24,478	—	—	—	—	—	24,478	—
Callaway Gardens	100.00%		4.13%		11/18/2013		—	180	—	—	—	—	180	—
The Points at Waterview	100.00%		5.66%		1/1/2016		484	512	541	573	14,025	—	16,135	—
The American Cancer Society Center (6)	100.00%		6.45%		9/1/2017		1,408	1,528	1,631	1,741	1,834	127,508	135,650	—
Meridian Mark Plaza	100.00%		6.00%		8/1/2020		359	381	405	430	456	24,523	26,554	—
Terminus 100	100.00%		5.25%		1/1/2023		2,071	2,182	2,300	2,424	2,554	126,663	138,194	—

Total Fixed Rate Debt							28,800	4,783	4,877	5,168	18,869	278,694	341,191	—

TOTAL CONSOLIDATED DEBT							227,050	4,783	4,878	5,168	18,869	278,694	539,442	198,251

UNCONSOLIDATED DEBT
Floating Rate Debt
Bentwater Links (LIBOR + 6.5%)	50.00%		6.80%		5/23/2012		1,394	—	—	—	—	—	1,394	—
Waterford Park (Prime + 1.5%)	50.00%		4.75%		11/8/2012		528	—	—	—	—	—	528	—
CF Murfreesboro Associates (LIBOR + 3.0%; $113.2mm facility)	50.00%		3.30%		7/20/2013		—	49,461	—	—	—	—	49,461	26,220
Terminus 200 (LIBOR + 2.5%; $92mm facility)	20.00%		2.80%		12/31/2013		—	13,712	—	—	—	—	13,712	—
Emory Point (LIBOR + 1.85%, $61.1mm facility)	75.00%		2.15%		6/28/2014	(5)	—	—	1	—	—	—	1	—
Highland City Town Center (LIBOR + 2.65%)	50.50	%(3)	2.95%		1/1/2016	(5)	103	109	116	123	4,938	—	5,389	—
Creek Plantation Village (LIBOR + 2.65%)	50.50	%(3)	2.95%		1/1/2016	(5)	60	64	67	71	2,867	—	3,129	—
Mt. Juliet Village (LIBOR + 2.85%; $9.2mm facility)	50.50	%(3)	3.15%		1/1/2016	(5)	—	51	58	62	2,935	—	3,106	1,538
The Shops of Lee Village (LIBOR + 2.85%; $7.1mm facility)	50.50	%(3)	3.15%		1/1/2016	(5)	—	46	53	56	2,648	—	2,803	1,388

Total Floating Rate Debt							2,085	63,443	295	312	13,388	—	79,523	29,146

Fixed Rate Debt
Emory University Hospital Midtown Medical Office Tower	50.00%		5.90%		6/1/2013		568	23,248	—	—	—	—	23,816	—
Ten Peachtree Place	50.00%		5.39%		4/1/2015		311	329	347	12,109	—	—	13,096	—
Gateway Village (7)	50.00%		6.41%		12/1/2016		7,427	7,917	8,439	8,997	8,768	—	41,548	—
The Avenue East Cobb	11.50%		4.52%		12/1/2017		71	74	78	81	85	3,755	4,144	—

Total Fixed Rate Debt							8,377	31,568	8,864	21,187	8,853	3,755	82,604	—

TOTAL UNCONSOLIDATED DEBT							$10,462	$95,011	$9,159	$21,499	$22,241	$3,755	$162,127	$29,146

TOTAL DEBT							$237,512	$99,794	$14,037	$26,667	$41,110	$282,449	$701,569	$227,397

TOTAL MATURITIES (8)							$224,649	$86,602	$2	$12,109	$27,413	$262,423	$613,198

% OF MATURITIES							37%	14%	0%	2%	4%	43%	100%

COUSINS PROPERTIES INCORPORATED

DEBT OUTSTANDING

As of December 31, 2011

($ in thousands)

Floating and Fixed Rate Debt Analysis
		% of Total Debt	Stated Weighted Average Rate	Weighted Average Maturity (Years)
Floating Rate Debt	$277,774	40%	2.56%	1.1
Fixed Rate Debt	423,795	60%	5.85%	6.8

Total Debt	$701,569	100%	4.55%	4.6

Unsecured and Secured Debt Analysis
		% of Total Debt	Stated Weighted Average Rate	Weighted Average Maturity (Years)
Unsecured Debt	$198,250	28%	2.30%	0.7
Secured Debt	503,319	72%	5.44%	6.1

Total Debt	$701,569	100%	4.55%	4.6

(1)	Non-recourse loans are subject to customary carve-outs.
(2)	Total borrowing capacity of the Credit Facility at December 31, 2011 was $350 million based on certain covenant calculations. The spread over LIBOR at December 31, 2011 was 2% based on covenant calculations. The Company is currently in negotiations with a bank group and intends to close a new credit facility prior to August 2012.
(3)	The ownership percentage of the venture holding these loans and the allocation of results of operations and/or gain or loss on property sales may be disproportionate.
(4)	The Company may select from two interest rate options, as defined in the loan agreement, which are based on floating rate indices plus a spread.
(5)	These loans may be extended for two additional one-year terms, provided certain conditions are met.
(6)	The real estate and other assets of this property are restricted under a loan agreement such that these assets are not available to settle other debts of the Company.
(7)	Gateway Village debt is non-recourse to the Company and the Company receives an 11.46% current return on its $10.4 million investment in Gateway Village. Upon liquidation of the venture, the Company can receive up to an 17% internal rate of return on its investment. Based on the nature of the investment, this debt is excluded from total debt in the Company’s credit facility financial covenant calculations.
(8)	Maturities include lump sum principal payments due at the maturity date of debt. Maturities do not include scheduled principal payments due prior to the maturity date.

COUSINS PROPERTIES INCORPORATED

IMPAIRMENT LOSSES

($ in thousands)

	Company Share
	Three Months Ended December 31, 2011	Year Ended December 31, 2011
Impairment Losses on Consolidated Undepreciated Property (1)	$96,623	$100,131
Impairment Losses on Consolidated Depreciated Property (2)	7,632	7,632

TOTAL CONSOLIDATED IMPAIRMENT LOSSES	104,255	107,763

Impairment Loss on Investment in Unconsolidated Joint Venture (3)	608	608
Impairment Losses on Unconsolidated Undepreciated Property (4)	28,145	28,395

TOTAL IMPAIRMENT LOSSES	$133,008	$136,766

(1)	Included in this category were impairment losses on: Blalock Lakes, Callaway Gardens, King Mill Distribution Park Land, Round Rock Land, Jefferson Mill Distribution Park Land, 549/555/557 Peachtree Street, North Point Land, The lakes at Cedar Grove, 615 Peachtree Street, Terminus Land, Tiffany Springs MarketCenter outparcels, The Avenue Forsyth adjacent Land, 60 N. Market Condominium and Investment in Verde.
(2)	Included in this category were impairment losses on: Cosmopolitan Center and Galleria 75. FFO in accordance with the National Association of Real Estate Investment Trusts’ (“NAREIT”) excludes impairment losses on depreciable property.
(3)	Included in this category was an impairment on the Company’s Investment in Temco.
(4)	Included in this category were impairment losses on: The Georgian, Paulding Land, Seven Hills, Southern Trails, Waterford Park, Summer Lakes, Bar C Ranch, Still Water Canyon, Westpark, Summer Creek Ranch, Creekside Oaks, Bridle Path Estates, Long Meadow Farms, Manatee River Plantation, Village Park North, Padre Island, Stonewall Estates and Harris Place.

COUSINS PROPERTIES INCORPORATED

CALCULATIONS AND RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES (1)

(in thousands, except per share amounts, percentages and ratios)

	2009	2010 1st	2010 2nd	2010 3rd	2010 4th	2010	2011 1st	2011 2nd	2011 3rd	2011 4th	2011
2ND GENERATION TI & LEASING COSTS & BUILDING CAPEX:

TOTAL BY SEGMENT:
OFFICE:
SECOND GENERATION LEASING RELATED COSTS	2,745	334	954	2,378	1,697	5,363	1,896	6,357	5,821	2,528	16,602
SECOND GENERATION BUILDING IMPROVEMENTS	1,339	81	270	192	81	624	25	24	35	380	464

	4,084	415	1,224	2,570	1,778	5,987	1,921	6,381	5,856	2,908	17,067
RETAIL:
SECOND GENERATION LEASING RELATED COSTS	2,415	594	500	767	752	2,613	51	44	372	1,607	2,074

TOTAL 2ND GENERATION TI & LEASING COSTS & BUILDING CAPEX	6,499	1,009	1,724	3,337	2,530	8,600	1,972	6,425	6,228	4,515	19,140

NET OPERATING INCOME:
OFFICE CONSOLIDATED PROPERTIES	52,810	13,714	13,966	13,669	15,248	56,597	14,185	14,443	14,376	15,683	58,687
RETAIL CONSOLIDATED PROPERTIES	17,409	4,895	4,992	5,176	5,016	20,079	5,739	4,901	5,016	5,309	20,965
OTHER RENTAL OPERATIONS - CONSOLIDATED	30	18	59	15	4	96	1	—	—	—	1

NET OPERATING INCOME - CONSOLIDATED	70,249	18,627	19,017	18,860	20,268	76,772	19,925	19,344	19,393	20,993	79,655

RENTAL PROPERTY REVENUES	128,245	31,981	32,937	32,687	32,917	130,522	32,904	33,503	34,030	35,136	135,573
RENTAL PROPERTY OPERATING EXPENSES	(57,996)	(13,354)	(13,920)	(13,827)	(12,649)	(53,750)	(12,979)	(14,159)	(14,637)	(14,143)	(55,918)

NET OPERATING INCOME - CONSOLIDATED	70,249	18,627	19,017	18,860	20,268	76,772	19,925	19,344	19,393	20,993	79,655

INCOME FROM DISCONTINUED OPERATIONS:
RENTAL PROPERTY REVENUES	21,543	5,230	5,327	3,690	3,559	17,806	3,389	3,185	3,511	1,030	11,115
RENTAL PROPERTY OPERATING EXPENSES	(8,571)	(1,830)	(1,999)	(1,539)	(1,147)	(6,515)	(1,278)	(1,313)	(1,529)	(354)	(4,474)

NET OPERATING INCOME	12,972	3,400	3,328	2,151	2,412	11,291	2,111	1,872	1,982	676	6,641
INTEREST AND OTHER INCOME	53	—	19	11	5	35	—	88	—	10	98
INTEREST EXPENSE	(1,634)	—	—	—	—	—	—	—	—	—	—
DEPRECIATION AND AMORTIZATION OF NON-REAL ESTATE ASSETS	(16)	(4)	(1)	—	—	(5)	—	—	—	—	—

FFO FROM DISCONTINUED OPERATIONS	11,375	3,396	3,346	2,162	2,417	11,321	2,111	1,960	1,982	686	6,739
DEPRECIATION AND AMORTIZATION OF REAL ESTATE	(8,036)	(1,986)	(1,651)	(1,500)	(1,501)	(6,638)	(1,336)	(1,280)	(1,052)	(219)	(3,887)

INCOME FROM DISCONTINUED OPERATIONS	3,339	1,410	1,695	662	916	4,683	775	680	930	467	2,852

COUSINS PROPERTIES INCORPORATED

CALCULATIONS AND RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES (1)

(in thousands, except per share amounts, percentages and ratios)

	2009	2010 1st	2010 2nd	2010 3rd	2010 4th	2010	2011 1st	2011 2nd	2011 3rd	2011 4th	2011
MULTI-FAMILY SALES AND COST OF SALES:
CONSOLIDATED:
MULTI-FAMILY SALES - CONSOLIDATED:
MULTI-FAMILY SALES	30,841	10,146	7,943	6,637	9,716	34,442	4,657	7	—	—	4,664
MULTI-FAMILY COST OF SALES	(25,629)	(7,970)	(6,108)	(5,190)	(7,749)	(27,017)	(2,500)	13	—	—	(2,487)

MULTI-FAMILY SALES LESS COST OF SALES - CONSOLIDATED	5,212	2,176	1,835	1,447	1,967	7,425	2,157	20	—	—	2,177

JOINT VENTURES:
MULTI-FAMILY SALES - JOINT VENTURES:
MULTI-FAMILY SALES	175	389	—	—	—	389	—	—	—	—	—
MULTI-FAMILY COST OF SALES	(116)	(266)	—	(3)	3	(266)	(5)	—	—	—	(5)
OTHER, NET	56	(6)	45	168	143	350	22	33	(2)	25	77

MULTI-FAMILY SALES LESS COST OF SALES - SHARE OF JOINT VENTURES	115	117	45	165	146	473	17	33	(2)	25	72

TOTAL MULTI-FAMILY FFO	5,327	2,293	1,880	1,612	2,113	7,898	2,174	53	(2)	25	2,249

RESIDENTIAL LOT, OUTPARCEL, TRACT AND OTHER INVESTMENT
PROPERTY SALES AND COST OF SALES:
CONSOLIDATED:
RESIDENTIAL LOT AND OUTPARCEL SALES - CONSOLIDATED:
RESIDENTIAL LOT SALES	1,746	390	316	630	1,178	2,514	165	80	165	2,605	3,015
OUTPARCEL SALES	5,675	13,429	—	—	—	13,429	—	—	—	—	—

TOTAL RESIDENTIAL LOT AND OUTPARCEL SALES	7,421	13,819	316	630	1,178	15,943	165	80	165	2,605	3,015
RESIDENTIAL LOT AND OUTPARCEL COST OF SALES - CONSOLIDATED:
RESIDENTIAL LOT COST OF SALES	1,265	260	275	549	856	1,940	119	76	158	2,588	2,941
OUTPARCEL COST OF SALES	3,758	8,836	—	—	(77)	8,759	(50)	—	—	—	(50)

TOTAL RESIDENTIAL LOT AND OUTPARCEL COST OF SALES-CONSOLIDATED	5,023	9,096	275	549	779	10,699	69	76	158	2,588	2,891
TRACT SALES INCLUDED IN GAIN ON SALE OF INVESTMENT PROPERTIES	1,185	697	1,002	(1)	(1)	1,697	—	—	—	3,258	3,258
OTHER INVESTMENT PROPERTY SALES INCLUDED IN GAIN ON SALE OF INVESTMENT PROPERTIES	58	—	—	—	—	—	—	—	—	—	—

RESIDENTIAL LOT, OUTPARCEL, TRACT AND OTHER INVESTMENT PROPERTY SALES LESS COST OF SALES - CONSOLIDATED	3,641	5,420	1,043	80	398	6,941	96	4	7	3,275	3,382

SUMMARY - CONSOLIDATED:
RESIDENTIAL LOT SALES LESS COST OF SALES	481	130	41	81	322	574	46	4	7	17	74
OUTPARCEL SALES LESS COST OF SALES	1,917	4,593	—	—	77	4,670	50	—	—	—	50
TRACT SALES LESS COST OF SALES	1,185	697	1,002	(1)	(1)	1,697	—	—	—	3,258	3,258
GAIN ON SALE OF INVESTMENT PROPERTIES	58	—	—	—	—	—	—	—	—	—	—

TOTAL CONSOLIDATED SALES LESS COST OF SALES	3,641	5,420	1,043	80	398	6,941	96	4	7	3,275	3,382

COUSINS PROPERTIES INCORPORATED

CALCULATIONS AND RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES (1)

(in thousands, except per share amounts, percentages and ratios)

	2009	2010 1st	2010 2nd	2010 3rd	2010 4th	2010	2011 1st	2011 2nd	2011 3rd	2011 4th	2011
JOINT VENTURES:
RESIDENTIAL LOT, OUTPARCEL AND TRACT SALES - JOINT VENTURES:
RESIDENTIAL LOT SALES	4,158	1,675	1,328	1,590	3,175	7,768	1,186	2,229	1,875	2,053	7,343
OUTPARCEL SALES	—	516	—	—	—	516	—	—	—	—	—
TRACT SALES	658	61	167	—	10,405	10,633	572	29	152	41	794

TOTAL RESIDENTIAL LOT, OUTPARCEL AND TRACT SALES	4,816	2,252	1,495	1,590	13,580	18,917	1,758	2,258	2,027	2,093	8,137

RESIDENTIAL LOT, OUTPARCEL AND TRACT COST OF SALES - JOINT VENTURES:
RESIDENTIAL LOT COST OF SALES	3,627	1,155	870	1,193	2,678	5,896	1,006	1,835	1,363	1,566	5,770
OUTPARCEL COST OF SALES	—	430	—	4	—	434	—	—	—	—	—
TRACT COST OF SALES	394	15	65	(2)	6,948	7,026	552	2	(15)	(26)	513

TOTAL RESIDENTIAL LOT, OUTPARCEL AND TRACT COST OF SALES	4,021	1,600	935	1,195	9,626	13,356	1,558	1,837	1,348	1,540	6,283
RESIDENTIAL LOT, OUTPARCEL AND TRACT SALES LESS COST OF SALES -JOINT VENTURES	795	652	560	395	3,954	5,561	200	421	679	554	1,854

SUMMARY - JOINT VENTURES:
RESIDENTIAL LOT SALES LESS COST OF SALES	531	520	458	397	497	1,872	180	394	512	487	1,573
OUTPARCEL SALES LESS COST OF SALES	—	86	—	(4)	—	82	—	—	—	—	—
TRACT SALES LESS COST OF SALES	264	46	102	2	3,457	3,607	20	27	167	67	281

RESIDENTIAL LOT, OUTPARCEL AND TRACT SALES LESS COST OF SALES - SHARE OF JOINT VENTURES	795	652	560	395	3,954	5,561	200	421	679	554	1,854
TOTAL RESIDENTIAL LOT, OUTPARCEL, TRACT AND OTHER INVESTMENT PROPERTY SALES LESS COST OF SALES	4,436	6,072	1,603	475	4,352	12,502	296	425	686	3,829	5,236

INCOME (LOSS) FROM UNCONSOLIDATED JOINT VENTURES:
NET OPERATING INCOME:
OFFICE PROPERTIES	12,050	2,976	2,987	3,121	3,158	12,242	3,357	3,322	3,406	3,507	13,592
RETAIL PROPERTIES	7,512	1,949	1,979	1,972	2,037	7,937	2,695	2,596	2,647	2,728	10,666

NET OPERATING INCOME	19,562	4,925	4,966	5,093	5,195	20,179	6,052	5,918	6,053	6,235	24,258
RESIDENTIAL LOT, OUTPARCEL AND TRACT SALES LESS COST OF SALES	795	652	560	395	3,954	5,561	200	421	679	554	1,854
MULTI-FAMILY SALES LESS COST OF SALES	115	117	45	165	146	473	17	33	(2)	25	73
TERMINATION FEES	75	27	—	21	—	48	58	—	—	15	73
INTEREST EXPENSE	(3,934)	(899)	(947)	(1,187)	(1,219)	(4,252)	(1,192)	(1,147)	(1,212)	(1,180)	(4,731)
OTHER EXPENSE	(1,279)	392	223	42	256	913	43	—	(413)	(97)	(467)
IMPAIRMENT LOSSES	(24,182)	—	—	—	(3,746)	(3,746)	—	(250)	—	(28,753)	(29,003)
DEPRECIATION AND AMORTIZATION OF NON-REAL ESTATE ASSETS	(46)	(6)	(5)	(6)	(5)	(22)	(5)	(5)	(5)	(5)	(20)

FUNDS FROM OPERATIONS - UNCONSOLIDATED JOINT VENTURES	(8,894)	5,208	4,842	4,523	4,581	19,154	5,173	4,970	5,100	(23,206)	(7,963)
GAIN ON SALE OF DEPRECIATED INVESTMENT PROPERTIES, NET	12	—	—	—	—	—	—	—	—	—	—
DEPRECIATION AND AMORTIZATION OF REAL ESTATE	(8,754)	(2,288)	(2,448)	(2,344)	(2,581)	(9,661)	(2,678)	(2,658)	(2,440)	(2,561)	(10,337)

NET INCOME (LOSS) FROM UNCONSOLIDATED JOINT VENTURES	(17,636)	2,920	2,394	2,179	2,000	9,493	2,496	2,312	2,660	(25,767)	(18,299)

COUSINS PROPERTIES INCORPORATED

CALCULATIONS AND RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES (1)

(in thousands, except per share amounts, percentages and ratios)

	2009	2010 1st	2010 2nd	2010 3rd	2010 4th	2010	2011 1st	2011 2nd	2011 3rd	2011 4th	2011
MARKET CAPITALIZATION
COMMON STOCK PRICE AT PERIOD END	7.63	8.31	6.74	7.14	8.34	8.34	8.35	8.54	5.85	6.41	6.41
NUMBER OF COMMON SHARES OUTSTANDING AT PERIOD END	99,782	100,866	101,767	102,635	103,392	103,392	103,631	103,714	103,714	103,702	103,702

COMMON STOCK CAPITALIZATION	761,337	838,196	685,910	732,814	862,289	862,289	865,319	885,718	606,727	664,730	664,730

PREFERRED STOCK-SERIES A-PRICE AT LIQUIDATION VALUE	74,827	74,827	74,827	74,827	74,827	74,827	74,827	74,827	74,827	74,827	74,827
PREFERRED STOCK-SERIES B-PRICE AT LIQUIDATION VALUE	94,775	94,775	94,775	94,775	94,775	94,775	94,775	94,775	94,775	94,775	94,775

PREFERRED STOCK AT LIQUIDATION VALUE	169,602	169,602	169,602	169,602	169,602	169,602	169,602	169,602	169,602	169,602	169,602

DEBT	590,208	580,979	580,378	514,363	509,509	509,509	496,823	498,034	462,135	539,442	539,442
SHARE OF UNCONSOLIDATED DEBT	197,055	195,250	158,290	152,391	172,325	172,325	166,726	163,931	162,022	162,127	162,127

DEBT (2)	787,263	776,229	738,668	666,754	681,834	681,834	663,549	661,965	624,157	701,569	701,569

TOTAL MARKET CAPITALIZATION	1,718,202	1,784,027	1,594,180	1,569,170	1,713,725	1,713,725	1,698,470	1,717,285	1,400,486	1,535,901	1,535,901

LEVERAGE RATIOS
DEBT (2)	787,263	776,229	738,668	666,754	681,834	681,834	663,549	661,965	624,157	701,569	701,569
TOTAL MARKET CAPITALIZATION	1,718,202	1,784,027	1,594,180	1,569,170	1,713,725	1,713,725	1,698,470	1,717,285	1,400,486	1,535,901	1,535,901
DEBT (2) /TOTAL MARKET CAPITALIZATION	46%	44%	46%	42%	40%	40%	39%	39%	45%	46%	46%

TOTAL ASSETS-CONSOLIDATED	1,491,552	1,485,477	1,469,022	1,391,052	1,371,282	1,371,282	1,335,453	1,337,132	1,294,376	1,235,535	1,235,535
ACCUMULATED DEPRECIATION-CONSOLIDATED	233,091	246,129	251,250	258,897	274,925	274,925	286,547	298,085	286,399	289,473	289,473
UNDEPRECIATED ASSETS-UNCONSOLIDATED (2)	475,407	477,745	467,863	472,561	485,993	485,993	485,029	499,381	507,201	516,686	516,686
LESS: INVESTMENT IN JOINT VENTURES	(146,150)	(145,352)	(158,955)	(163,231)	(167,108)	(167,108)	(165,119)	(179,149)	(181,947)	(160,587)	(160,587)

TOTAL UNDEPRECIATED ASSETS (2)	2,053,900	2,063,999	2,029,180	1,959,279	1,965,092	1,965,092	1,941,910	1,955,449	1,906,029	1,881,107	1,881,107

DEBT (2)	787,263	776,229	738,668	666,754	681,834	681,834	663,549	661,965	624,157	701,569	701,569
TOTAL UNDEPRECIATED ASSETS (2)	2,053,900	2,063,999	2,029,180	1,959,279	1,965,092	1,965,092	1,941,910	1,955,449	1,906,029	1,881,107	1,881,107
DEBT (2)/TOTAL UNDEPRECIATED ASSETS (2)	38%	38%	36%	34%	35%	35%	34%	34%	33%	37%	37%

DEBT (2)	787,263	776,229	738,668	666,754	681,834	681,834	663,549	661,965	624,157	701,569	701,569
PREFERRED STOCK AT LIQUIDATION VALUE	169,602	169,602	169,602	169,602	169,602	169,602	169,602	169,602	169,602	169,602	169,602

DEBT (2) + PREFERRED	956,865	945,831	908,270	836,356	851,436	851,436	833,151	831,567	793,759	871,171	871,171
TOTAL MARKET CAPITALIZATION	1,718,202	1,784,027	1,594,180	1,569,170	1,713,725	1,713,725	1,698,470	1,717,285	1,400,486	1,535,901	1,535,901
DEBT (2) + PREFERRED/ TOTAL MARKET CAPITALIZATION	56%	53%	57%	53%	50%	50%	49%	48%	57%	57%	57%

DEBT (2) + PREFERRED	956,865	945,831	908,270	836,356	851,436	851,436	833,151	831,567	793,759	871,171	871,171
TOTAL UNDEPRECIATED ASSETS (2)	2,053,900	2,063,999	2,029,180	1,959,279	1,965,092	1,965,092	1,941,910	1,955,449	1,906,029	1,881,107	1,881,107
DEBT (2) + PREFERRED/TOTAL UNDEPRECIATED ASSETS (2)	47%	46%	45%	43%	43%	43%	43%	43%	42%	46%	46%

EBITDA (2)
FFO	(91,960)	13,980	7,895	886	10,020	32,781	8,122	10,896	14,309	(110,202)	(76,875)
INTEREST EXPENSE	45,328	10,680	11,233	9,889	9,630	41,432	8,736	8,505	7,813	7,461	32,515
NON-REAL ESTATE DEPRECIATION AND AMORTIZATION	3,428	577	469	446	419	1,911	568	377	393	370	1,708
INCOME TAX PROVISION (BENEFIT)	4,341	(1,146)	14	25	28	(1,079)	(64)	27	(180)	31	(186)
IMPAIRMENT LOSSES	115,752	—	586	—	5,714	6,300	3,508	250	—	125,376	129,134
PREDEVELOPMENT CHARGES	7,117	—	1,949	—	(1,217)	732	—	—	—	937	937
(GAIN) LOSS ON DEBT EXTINGUISHMENT	(9,732)	592	—	9,235	—	9,827	—	—	74	—	74
PREFERRED STOCK DIVIDENDS	12,907	3,227	3,227	3,226	3,227	12,907	3,227	3,227	3,226	3,227	12,907

EBITDA (2)	87,181	27,910	25,373	23,707	27,821	104,811	24,097	23,282	25,635	27,200	100,214

COVERAGE RATIOS (2)
EBITDA	87,181	27,910	25,373	23,707	27,821	104,811	24,097	23,282	25,635	27,200	100,214
INTEREST EXPENSE	45,328	10,680	11,233	9,889	9,630	41,432	8,736	8,505	7,813	7,461	32,515
INTEREST COVERAGE RATIO (2)	1.92	2.61	2.26	2.40	2.89	2.53	2.76	2.74	3.28	3.65	3.08

INTEREST EXPENSE	45,328	10,680	11,233	9,889	9,630	41,432	8,736	8,505	7,813	7,461	32,515
SCHEDULED PRINCIPAL PAYMENTS	3,955	842	853	1,459	1,245	4,399	1,755	1,894	1,650	1,997	7,296
PREFERRED STOCK DIVIDENDS	12,907	3,227	3,227	3,226	3,227	12,907	3,227	3,227	3,226	3,227	12,907

FIXED CHARGES	62,190	14,749	15,313	14,574	14,102	58,738	13,718	13,626	12,689	12,685	52,718
EBITDA	87,181	27,910	25,373	23,707	27,821	104,811	24,097	23,282	25,635	27,200	100,214
FIXED CHARGES COVERAGE RATIO (2)	1.40	1.89	1.66	1.63	1.97	1.78	1.76	1.71	2.02	2.14	1.90

DEBT (2)	787,263	776,229	738,668	666,754	681,834	681,834	663,549	661,965	624,157	701,569	701,569
ANNUALIZED EBITDA (3)	87,181	111,638	101,492	94,828	111,284	111,284	96,388	93,128	102,540	108,800	108,800
DEBT (2) /ANNUALIZED EBITDA (3)	9.03	6.95	7.28	7.03	6.13	6.13	6.88	7.11	6.09	6.45	6.45

COUSINS PROPERTIES INCORPORATED

CALCULATIONS AND RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES (1)

(in thousands, except per share amounts, percentages and ratios)

	2009	2010 1st	2010 2nd	2010 3rd	2010 4th	2010	2011 1st	2011 2nd	2011 3rd	2011 4th	2011
DIVIDEND RATIOS
REGULAR COMMON DIVIDENDS:
CASH	22,710	2,997	3,034	3,060	3,085	12,176	4,653	4,663	4,667	4,667	18,651
COMMON STOCK	19,711	5,984	6,046	6,100	6,152	24,282	—	—	—	—	—

COMMON DIVIDENDS	42,421	8,981	9,080	9,160	9,237	36,458	4,653	4,663	4,667	4,667	18,651
FFO	(91,960)	13,980	7,895	886	10,020	32,781	8,122	10,896	14,309	(110,202)	(76,875)
FFO PAYOUT RATIO	-46%	64%	115%	1034%	92%	111%	57%	43%	33%	-4%	-24%

FFO BEFORE CERTAIN CHARGES
FFO	(91,960)	13,980	7,895	886	10,020	32,781	8,122	10,896	14,309	(110,202)	(76,875)
IMPAIRMENT LOSSES (2)	115,752	—	586	—	5,714	6,300	3,508	250	—	125,376	129,134
PREDEVELOPMENT CHARGES	7,117	—	1,949	—	(1,217)	732	—	—	—	937	937
(GAIN) LOSS ON DEBT EXTINGUISHMENT AND SWAP TERMINATION FEE	(9,732)	592	—	9,235	—	9,827	—	—	74	—	74
VALUATION ALLOWANCES ON DEFERRED TAX ASSETS	15,907	—	—	—	—	—	—	—	—	—	—
SEPARATION CHARGES	3,257	68	33	202	742	1,045	101	77	15	4	197

FFO BEFORE CERTAIN CHARGES	40,341	14,640	10,463	10,323	15,259	50,685	11,731	11,223	14,398	16,115	53,467
FFO BEFORE CERTAIN CHARGES PAYOUT RATIO	105%	61%	87%	89%	61%	72%	40%	42%	32%	29%	35%

FAD (2)
FFO	(91,960)	13,980	7,895	886	10,020	32,781	8,122	10,896	14,309	(110,202)	(76,875)
FAS 13	(7,277)	(1,733)	(1,918)	(2,074)	(2,211)	(7,936)	(2,637)	(2,885)	(3,095)	(2,459)	(11,076)
ABOVE AND BELOW MARKET RENTS	51	(20)	(20)	(24)	(26)	(90)	(23)	(15)	(15)	27	(26)
SECOND GENERATION CAPEX	(6,499)	(1,009)	(1,724)	(3,337)	(2,530)	(8,600)	(1,972)	(6,425)	(6,228)	(4,515)	(19,140)

FAD (2)	(105,685)	11,217	4,233	(4,549)	5,253	16,154	3,490	1,571	4,970	(117,149)	(107,117)
COMMON DIVIDENDS	42,421	8,981	9,080	9,160	9,237	36,458	4,653	4,663	4,667	4,667	18,651
FAD PAYOUT RATIO (2)	-40%	80%	215%	-201%	176%	226%	133%	297%	94%	-4%	-17%

FAD BEFORE CERTAIN CHARGES
FAD (2)	(105,685)	11,217	4,233	(4,549)	5,253	16,154	3,490	1,571	4,970	(117,149)	(107,117)
IMPAIRMENT LOSSES (2)	115,752	—	586	—	5,714	6,300	3,508	250	—	125,376	129,134
PREDEVELOPMENT CHARGES	7,117	—	1,949	—	(1,217)	732	—	—	—	937	937
(GAIN) LOSS ON DEBT EXTINGUISHMENT AND SWAP TERMINATION FEE	(9,732)	592	—	9,235	—	9,827	—	—	74	—	74
VALUATION ALLOWANCES ON DEFERRED TAX ASSETS	15,907	—	—	—	—	—	—	—	—	—	—
SEPARATION CHARGES	3,257	68	33	202	742	1,045	101	77	15	4	197

FAD BEFORE CERTAIN CHARGES	26,616	11,877	6,801	4,888	10,492	34,058	7,099	1,898	5,059	9,168	23,225
FAD BEFORE CERTAIN CHARGES PAYOUT RATIO	159%	76%	134%	187%	88%	107%	66%	246%	92%	51%	80%

OPERATIONS RATIOS
REVENUES	203,284	64,410	49,577	48,890	52,679	215,556	45,712	42,186	43,950	46,616	178,464
RENTAL REVENUES FROM DISCONTINUED OPERATIONS	21,596	5,230	5,346	3,701	3,564	17,841	3,389	3,273	3,511	1,040	11,213

REVENUES INCLUDING DISCONTINUED OPERATIONS	224,880	69,640	54,923	52,591	56,243	233,397	49,101	45,459	47,461	47,656	189,677

GENERAL AND ADMINISTRATIVE EXPENSES	26,198	8,017	6,763	6,172	7,803	28,755	7,400	6,133	4,295	6,338	24,166
REVENUES INCLUDING DISCONTINUED OPERATIONS	224,880	69,640	54,923	52,591	56,243	233,397	49,101	45,459	47,461	47,656	189,677
GENERAL AND ADMINISTRATIVE EXPENSES/REVENUES INCLUDING DISCONTINUED OPERATIONS	11.6%	11.5%	12.3%	11.7%	13.9%	12.3%	15.1%	13.5%	9.0%	13.3%	12.7%
TOTAL UNDEPRECIATED ASSETS (2)	2,053,900	2,063,999	2,029,180	1,959,279	1,965,092	1,965,092	1,941,910	1,955,449	1,906,029	1,881,107	1,881,107
ANNUALIZED GENERAL AND ADMINISTRATIVE EXPENSES (3) /TOTAL UNDEPRECIATED ASSETS	1.3%	1.6%	1.3%	1.3%	1.6%	1.6%	1.5%	1.3%	0.9%	1.3%	1.3%

(1)	AMOUNTS MAY DIFFER SLIGHTLY FROM ACTUAL RESULTS DUE TO ROUNDING.
(2)	INCLUDES COMPANY SHARE OF UNCONSOLIDATED JOINT VENTURES.
(3)	ANNUALIZED REPRESENTS QUARTER AMOUNT ANNUALIZED.

COUSINS PROPERTIES INCORPORATED

CALCULATIONS AND RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES

($ in thousands)

	Three Months Ended			Year Ended
	December 31,	December 31,	September 30,	December 31,
	2011	2010	2011	2011	2010
Net Operating Income
Same Property	25,717	25,283	24,796	99,924	96,360
Non-Same Property	2,187	2,592	2,630	10,630	11,882

Consolidated Property Net Operating Income	27,904	27,875	27,427	110,554	108,242

Less: Non-Cash Items
Straight line rent	2,458	2,372	3,088	11,054	8,067
Other	91	146	116	497	650

Non-Cash Items	2,549	2,519	3,203	11,552	8,716

Cash Basis Property Net Operating Income	25,355	25,356	24,224	99,002	99,525

Net Operating Income (1)
Operating Properties	20,992	20,269	19,392	79,653	76,773
Discountinued Operations	677	2,411	1,982	6,643	11,290
Share of Unconcolidated Joint Ventures	6,235	5,195	6,053	24,258	20,179

Total Net Operating Income	27,904	27,875	27,427	110,554	108,242

(1)	See reconciliation above within previous pages of the calculations and reconciliations of Non-GAAP financial measures.

COUSINS PROPERTIES INCORPORATED

DISCUSSION OF NON-GAAP FINANCIAL MEASURES

The Company uses non-GAAP financial measures in its filings and other public disclosures. The following is a list of non-GAAP financial measures that the Company commonly uses and a description for each measure of (1) the reasons that management believes the measure is useful to investors and (2) if material, any additional uses of the measure by management of the Company.

“2nd Generation Tenant Improvements and Leasing Costs and Building Capital Expenditures” is used in the valuation and analysis of real estate. Because the Company develops and acquires properties, in addition to operating existing properties, its property acquisition and development expenditures included in the Statements of Cash Flows includes both initial costs associated with developing and acquiring investment assets and those expenditures necessary for operating and maintaining existing properties at historic performance levels. The latter costs are referred to as second generation costs and are useful in evaluating the economic performance of the asset and in valuing the asset. Accordingly, the Company discloses the portion of its property acquisition and development expenditures that pertain to second generation space in its operating properties. The Company excludes from second generation costs amounts incurred to lease vacant space and other building improvements associated with properties acquired for redevelopment or repositioning.

“EBITDA” represents FFO plus consolidated and Company share of unconsolidated interest expense, non-real estate depreciation and amortization, income taxes, impairment losses, gain/loss on debt extinguishment and interest rate swap, and preferred stock dividends. Management believes that EBITDA provides analysts and investors with appropriate information to use in various ratios that evaluate the Company’s level of debt.

“Funds Available for Distribution” (“FAD”) represents FFO adjusted to exclude the effect of straight line rent and above and below market lease amortization less 2nd Generation Tenant Improvements and Leasing Costs and Building Capital Expenditures. Management believes that FAD provides analysts and investors with information that assists in the comparability of the Company’s dividend policy with other real estate companies.

“FAD Before Certain Charges” represents FAD before impairment losses, write off of predevelopment expenses, gain/loss on debt extinguishment and interest rate swap, valuation allowances on deferred tax assets and separation charges. Management believes that FFO Before

Certain Charges provides analysts and investors with appropriate information related to the Company’s core operations and for comparability of the results of its operations with other real estate companies.

“Funds From Operations Available to Common Stockholders” (“FFO”) is a supplemental operating performance measure used in the real estate industry. The Company calculates FFO in accordance with the National Association of Real Estate Investment Trusts’ (“NAREIT”) definition, which is net income (loss) available to common stockholders (computed in accordance with accounting principles generally accepted in the United States (“GAAP”)), excluding extraordinary items, cumulative effect of change in accounting principle and gains or losses from sales of depreciable real property, plus depreciation and amortization of real estate assets, impairment losses on depreciable investment property and after adjustments for unconsolidated partnerships and joint ventures to reflect FFO on the same basis.

FFO is used by industry analysts and investors as a supplemental measure of an equity REIT’s operating performance. Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen or fallen with market conditions, many industry investors and analysts have considered presentation of operating results for real estate companies that use historical cost accounting to be insufficient by themselves. Thus, NAREIT created FFO as a supplemental measure of REIT operating performance that excludes historical cost depreciation, among other items, from GAAP net income. Management believes that the use of FFO, combined with the required primary GAAP presentations, has been fundamentally beneficial, improving the understanding of operating results of REITs among the investing public and making comparisons of REIT operating results more meaningful. Company management evaluates operating performance in part based on FFO. Additionally, the Company uses FFO and FFO per share, along with other measures, to assess performance in connection with evaluating and granting incentive compensation to its officers and other key employees.

“FFO Before Certain Charges” represents FFO before impairment losses, write off of predevelopment expenses, gain/loss on debt extinguishment and interest rate swap, valuation allowances on deferred tax assets and separation charges. Management believes that FFO Before Certain Charges provides analysts and investors with appropriate information related to the Company’s core operations and for comparability of the results of its operations with other real estate companies.

COUSINS PROPERTIES INCORPORATED

DISCUSSION OF NON-GAAP FINANCIAL MEASURES

“Net Operating Income” is used by industry analysts, investors and Company management to measure operating performance of the Company’s properties. Net Operating Income which is rental property revenues less rental property operating expenses, like FFO, excludes certain components from net income in order to provide results that are more closely related to a property’s results of operations. Certain items, such as interest expense, while included in FFO and net income, do not affect the operating performance of a real estate asset and are often incurred at the corporate level as opposed to the property level. As a result, management uses only those income and expense items that are incurred at the property level to evaluate a property’s performance. Depreciation and amortization are also excluded from Net Operating Income for the reasons described under FFO above. Additionally, appraisals of real estate are based on the value of an income stream before interest and depreciation.

“Same-Property Net Operating Income” represents the Net Operating Income and Cash Basis Same Properties. Cash Basis Net Operating Income excludes straight-line rents, amortization of lease inducements and amortization of acquired above and below market rents. Same Properties include those office and retail properties that have been fully operational in each of the comparable reporting periods. Same-Property Net Operating Income allows analysts, investors and management to analyze continuing operations and evaluate the growth trend of the Company’s portfolio.